Flexible Premium Survivorship Variable Life Insurance Policy


Prospectus April 29, 1998


The Flexible Premium Survivorship Variable Life Insurance Policy described in this prospectus is designed to provide life insurance coverage on two insureds, with a death benefit payable when the last surviving insured dies while the policy is in force. The policy is intended to qualify as a life insurance policy under Sections 72, 101 and 7702 of the Internal Revenue Code.

You may allocate policy value to one or more of eight subaccounts of IDS Life of New York Account 8. The subaccounts invest in the portfolios of IDS Life Series
Fund: Equity, Income, Money Market, Managed, Government Securities and International Equity. One subaccount invests in the AIM V.I. Growth and Income Fund. One subaccount invests in Putnam VT New Opportunities Fund. Policy values increase and decrease with investment experience and reflect certain deductions and charges. There is no guaranteed minimum policy value with respect to the subaccounts and you bear the entire investment risk. You may also allocate policy value to the fixed account which earns at least a guaranteed minimum interest rate. The fixed account is the general investment account of IDS Life Insurance Company of New York (IDS Life of New York).

You may withdraw a portion of the policy's cash surrender value after the first policy year or surrender it in full at any time for its cash surrender value. Surrender charges are described under "Loads, fees and charges." You may also take out policy loans.

The frequency and amount of premium payments are flexible, subject to certain restrictions and conditions. Payment of the scheduled premium will not necessarily keep a policy from lapsing if the cash surrender value is less than the amount needed to pay the monthly deduction. (See "Loads, fees and charges.") However, a policy will not lapse if the premiums needed to keep the death benefit guarantee to age 100 (DBG-100) or the minimum initial premium period in effect, are paid.

This prospectus contains detailed information about these and other policy features, including certain restrictions and limitations that apply. As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium survivorship variable life insurance as a replacement for, or in addition to an existing flexible premium variable or other life insurance policy.



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IDS Life of New York Account 8
Flexible Premium Survivorship Variable Life Insurance Policy


Issued and sold by: IDS Life Insurance Company of New York, 20 Madison Avenue Extension, Albany, New York 12203. Telephone: (518) 869-8613; (800) 541-2251


This prospectus is valid only when accompanied or preceded by the prospectuses of the IDS Life Series Fund, Inc., AIM Variable Insurance Funds, Inc. and the Putnam Variable Trust. All prospectuses should be retained for future reference.

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission, nor has the securities and exchange or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IDS Life of New York is not a bank or financial institution and the securities it offers are not deposits or obligations of, backed or guaranteed or endorsed by any bank or financial institution nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in this policy involve investment risk including the possible loss of principal.


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Table of contents

Key terms
The policy in brief
The variable account
The funds
         IDS Life Series Fund - Equity Portfolio
         IDS Life Series Fund - Income Portfolio
         IDS Life Series Fund - Money Market Portfolio
         IDS Life Series Fund - Managed Portfolio
         IDS Life Series Fund - Government Securities Portfolio
         IDS Life Series Fund - International Equity Portfolio
         AIM V.I. Growth and Income Fund
         Putnam VT New Opportunities Fund
         Fund objectives
         Relationship between funds and subaccounts
Rates of return of the funds and subaccounts
The fixed account
Purchasing your policy
         Application
         Right to examine policy
         Premiums
Keeping the policy in force
         Death benefit guarantee to age 100
         Minimum initial premium period
         Grace period
         Reinstatement
Loads, fees and charges
         Premium expense charge
         Monthly deduction
         Surrender charge
         Partial surrender fee
         Mortality and expense risk charge
         Fund expenses
Policy value
         Fixed account value
         Subaccount values
Proceeds payable upon death
         Change in death benefit option
         Changes in specified amount
         Misstatement of age or sex
         Suicide
         Beneficiary
Transfers between  the fixed  account  and  subaccounts
         Fixed  account  transfer policies
         Minimum  transfer  amounts
         Maximum  transfer  amounts
         Maximum  number of  transfers  per year
         Two ways to request a transfer,  loan or surrender
         Automated transfers
         Automated dollar-cost averaging


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Policy loans
Policy surrenders
         Total surrenders
         Partial surrenders
         Allocation of partial surrenders
         Effects of partial surrenders
         Taxes
Optional insurance benefits
         Four-Year Term Insurance Rider
         Policy Split Option Rider
Payment of policy proceeds
Federal taxes
         IDS Life of New York's tax status
         Taxation of policy proceeds
         Modified endowment contracts
         Other tax considerations
IDS Life of New York
         Ownership
         State regulation
         Distribution of the policy
         Legal proceedings
         Experts
Management of IDS Life of New York
A I M Advisors, Inc. and Putnam Investment Management, Inc.
Other information
         Substitution of investments
         Voting rights
         Reports
Policy illustrations

Key terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts. It is a measure of the net investment results of each of the subaccounts.

Attained insurance age: Each insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if the policy is surrendered in full, or the amount payable on the youngest insured's attained insurance age 100. The cash surrender value equals the policy value minus indebtedness, minus any applicable surrender charges.

Code: The Internal Revenue Code of 1986, as amended.

Close of business: Closing time of the New York Stock Exchange, normally 4 p.m., Eastern time.

Death benefit guarantee to age 100 (DBG-100): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements.

Death benefit guarantee to age 100 (DBG-100) premium: The premium required to keep the DBG-100 in effect. The DBG-100 premium is shown in your policy. It depends on each insured's sex, insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

Fixed account: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that is allocated to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. You may allocate your premiums into variable subaccounts investing in shares of any or all of these funds. The following funds are available:

o Under the IDS Life Series Fund, Inc. - Equity Portfolio, Income Portfolio, Money Market Portfolio, Managed Portfolio, Government Securities Portfolio and International Equity Portfolio;

o    Under the AIM Variable  Insurance Funds,  Inc. - AIM V.I. Growth and Income
     Fund;

o    Under the Putnam Variable Trust - Putnam VT New Opportunities Fund.

IDS Life of New York: In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: Each insured's age based upon his or her last birthday on the date of the application.

Insureds: The persons whose lives are insured by the policy.

Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which cost of insurance rates are applied in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.

Owner: The entity(ies) to which, or individual(s) to whom, the policy is issued, or to whom ownership is subsequently transferred. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date the policy is issued and from which policy anniversaries, policy years and policy months are determined.

Policy value: The sum of the fixed account value plus the variable account value.

Proceeds: The amount payable under the policy as follows:

o Upon death of the last surviving insured prior to the youngest insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of that insured's death, minus any indebtedness.

o Upon the youngest insured's attained insurance age 100, proceeds will be the cash surrender value.

o    On surrender of the policy, the proceeds will be the cash surrender value.



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Risk classification:  A group of insureds that IDS Life of New York expects will have similar mortality experience.

Scheduled premium: A premium, selected by the owner at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount used to determine the death benefit and the proceeds payable upon death of the last surviving insured prior to the youngest insured's attained insurance age 100. The initial specified amount is shown in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

Surrender charge: A contingent deferred issue and administration expense charge assessed against the policy value at the time of surrender during the first 15 years of the policy.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open.

Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

Variable account: IDS Life Variable Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

Variable account value: The sum of the values that are allocated to the subaccounts of the variable account.

The policy in brief

The Flexible Premium Survivorship Variable Life Insurance Policy (the policy) is designed to provide insurance protection on two insureds and to build policy value. The policy provides a death benefit that is payable to the beneficiary upon the last surviving insured's death. The policy allows you, as the owner, to allocate your net premiums or transfer policy value, to:

     The variable account, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of eight of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. )

     The fixed account, which earns interest at rates that are adjusted periodically by IDS Life of New York. This rate will never be lower than 4%. (p. )

The funds: Six subaccounts of the variable account invest in IDS Life Series Fund, Inc. which includes Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios. One subaccount invests in AIM Variable Insurance Funds, Inc. - AIM V.I. Growth and Income Fund. One subaccount invests in Putnam Variable Trust - Putnam VT New Opportunities Fund.(p. )

Purchasing your policy: To apply, send a completed application and premium payment to IDS Life of New York's home office. For your application to be accepted, you will need to provide medical and other evidence that the persons you propose to insure meet the requirements of our underwriting rules. (p. )

Right to examine policy: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. )

Premiums: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may make additional unscheduled premium payments subject to certain limits. No premium payments can be made on or after the youngest insured's attained insurance age
100. We may refuse premiums in order to comply with the Code. (p. )

DBG-100: A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements. (p. )

Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements. (p. )

Grace period: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction, and neither the DBG-100 nor the minimum initial premium period is in effect, you will have 61 days to pay the premium needed so that the next three monthly deductions can be paid. If you don't, the policy will lapse. (p. )

Reinstatement: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life of New York and the payment of a sufficient premium. The DBG-100 can not be reinstated. (p. )

Loads, fees and charges: Your policy is subject to the following charges, which compensate IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks:

o Premium expense charge -- charge deducted from each premium payment to cover some distribution expenses, state and local premium taxes and federal taxes. (p. )

o Monthly deduction -- charged against the value of your policy each month (prior to the youngest insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, certain administrative expenses and optional insurance benefits. (p. )

o Surrender charge -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years. The surrender charge is a deferred charge for costs of issuing the policy. It is based on the initial specified amount. (p. )

o Partial surrender fee -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p. )

o Mortality and expense risk charge -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts. (p. )

o Fund expenses -- applies only to the funds. As of Dec. 31, 1997, the investment management fee was as follows: 0.5% of the average daily net assets of the IDS Life Series Fund - Money Market Portfolio; 0.95% of IDS Life Series Fund - International Equity Portfolio; 0.58% of the daily net assets of Putnam VT New Opportunities Fund; 0.63% of the daily net assets of the AIM V.I. Growth and Income Fund, and 0.7% of the average daily net assets of the IDS Life Series Fund - Equity, Income, Managed and Government Securities Portfolios. Each fund also pays taxes, brokerage commissions and nonadvisory expenses. IDS Life Insurance Company (IDS Life) has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each IDS Life Series Fund Portfolio for these nonadvisory expenses. (p. )

Proceeds payable upon death: Prior to the youngest insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, less outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

o Option 1 level amount: The death benefit is the greater of the specified amount or a percentage of policy value.

o Option 2 variable amount: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so will generally affect policy charges.

On the youngest insured's attained insurance age 100, the proceeds payable will be the cash surrender value. (p. )

Transfers between the fixed account and subaccounts: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. )

Policy loans: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p. )

Policy surrenders: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. )

Exchange right: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. (p. )

Payment of policy proceeds: Proceeds will be paid when you surrender the policy; the last surviving insured dies; or upon the youngest insured's attained insurance age 100. You or the beneficiary may choose whether payment is to be made in a lump sum or under one or more of certain options. (p. )

Federal taxes: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds received through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and may also be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. )

The variable account

You can direct your premiums to any or all of eight subaccounts of the variable account. These subaccounts invest in the following funds:

Subaccount               invests exclusively in shares of
Equity                   IDS Life Series Fund - Equity Portfolio
Income                   IDS Life Series Fund - Income Portfolio
Money Market             IDS Life Series Fund - Money Market Portfolio
Managed                  IDS Life Series Fund - Managed Portfolio
Government Securities    IDS Life Series Fund - Government Securities Portfolio
International Equity     IDS Life Series Fund - International Equity Portfolio
YGI                      AIM V.I. Growth and Income Fund
YNO                      Putnam VT New Opportunities Fund

The variable account was established on Sept. 12, 1985, under New York law and is registered as a single unit investment trust under the Investment Company Act of 1940. Such registration does not involve any SEC supervision of the account's management or investment practices or policies. International Equity Subaccount was added to the variable account on Oct. 28, 1994. YGI and YNO subaccounts were added to the variable account on Nov. 22, 1996.

The variable account meets the definition of a "separate account" under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. No subaccount will be charged with liabilities of any other subaccount or of any other business conducted by IDS Life of New York. The variable account's net assets are held in relation to the policies described in this prospectus as well as other variable life insurance policies that we issue that are not described in this prospectus.

At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

The funds

IDS Life Series Fund, Inc., a Minnesota corporation, is a diversified, open-end management investment company incorporated on May 8, 1985. The International Equity portfolio was added to the fund on October 28, 1994. IDS Life Series Fund currently consists of six portfolios:

IDS Life Series Fund - Equity Portfolio

Objective: capital appreciation. Invests primarily in common stocks and other securities convertible into common stock.

IDS Life Series Fund - Income Portfolio

Objective: to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. At least 50% of net assets will normally be invested in high-quality, lower-risk corporate bonds, unrated corporate bonds believed to have the same investment qualities and government bonds. Other investments may include lower-rated corporate bonds, bonds and common stocks sold together as a unit, preferred stock and foreign securities.

IDS Life Series Fund - Money Market Portfolio

Objective: to provide maximum current income consistent with liquidity and conservation of capital. Invests in relatively short-term money market securities, such as marketable debt securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, letters of credit and high-grade commercial paper.

IDS Life Series Fund - Managed Portfolio

Objective: to maximize total investment return through a combination of capital appreciation and current income. If the investment manager believes the stock market will be moving higher, it can emphasize stocks that offer potential for appreciation. At other times, the manager may increase the portfolio's holdings in bonds and money-market securities providing high current income.

IDS Life Series Fund - Government Securities Portfolio

Objective: to provide a high current return and safety of principal. Invests primarily in debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

IDS Life Series Fund - International Equity Portfolio

Objective: capital appreciation. Invests primarily in common stocks of foreign issuers and foreign securities convertible into common stock. Other investments may include certain international bonds if the portfolio manager believes they have greater potential for capital appreciation than equities.

AIM Variable Insurance Funds, Inc., a Maryland corporation, is an open-end, series, management investment company incorporated on January 22, 1993. The variable account invests in the following fund:

AIM V.I. Growth and Income Fund

Objective: to seek growth of capital with current income as a secondary objective. The Fund seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by management to have the potential for above average growth in revenues and earnings.

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. The variable account invests in the following fund:

Putnam VT New Opportunities Fund

Objective: seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy Putnam Investment Management, Inc. ("Putnam Management") believes possess above-average long-term growth potential.

Fund objectives

Fund objectives for all funds except Putnam VT New Opportunities Fund can be changed only if holders of a majority of outstanding shares agree. The objective of Putnam VT New Opportunities Fund may be changed by the Trustees without a vote of the shareholders, but as a matter of policy, the Trustees would not materially change the fund's objective without shareholder approval. Because fund investments are subject to the risk of changing economic conditions and the ability of the investment manager to anticipate such changes, there can be no guarantee that the investment objectives of a fund will be achieved.

Relationship between funds and subaccounts

Shares of each fund are sold to the appropriate subaccount at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and retained as an asset of the appropriate subaccount. Fund shares will be redeemed by the appropriate subaccount, without fee to the subaccount, to the extent necessary to make death benefit or other payments under the policy.

Currently, shares of the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance. Shares of the AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund are available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. In the future, shares of the IDS Life Series Fund Portfolios may be available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts, variable annuity separate accounts and/or qualified plans to invest in the available funds simultaneously. Although IDS Life of New York and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such policy owners, contract owners and qualified plans to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that separate funds should be established for variable life insurance, variable annuity and qualified plan separate accounts, the variable life insurance policyholders would not bear any expenses associated with establishing separate accounts. Please refer to the fund prospectuses for risk disclosure regarding mixed and shared funding.

IDS  Life  acts  as  the  investment  manager  and  American  Express  Financial
Corporation acts as the investment advisor for IDS Life Series Fund, Inc. American Express Trust Company acts as custodian of the IDS Life Series Fund, Inc.'s investments.

AIM Advisors, Inc. acts as the investment advisor for AIM V.I. Growth and Income Fund. Putnam Management acts as the investment manager for Putnam VT New Opportunities Fund.

The investment managers or advisors receive fees for their services as described under "Loads, fees and charges."

Detailed information about the funds, their investment objectives, policies and risks, may be found in the fund prospectuses.

Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

Ownership rules: The U.S. Treasury and the IRS have indicated they may provide additional guidance concerning how many subaccounts may be offered and how many exchanges among subaccounts may be allowed before the owner is considered to have investment control and thus is currently taxed on income earned within subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, to ensure that the owner will not be subject to current taxation as the owner of the subaccount assets.

Rates of return of the funds and subaccounts

This section presents rates of return, first for the funds and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. After this date, the section shows actual rates of return. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges."

Rates of return of funds

In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable portfolio expenses (including the investment management fees and nonadvisory expenses) for the periods indicated. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. Moreover, these rates of return are not an estimate or guarantee of future performance.


Period ending 12/31/97
                                                                                            10 years or since
Fund                                                     1 year      3 years     5 years    Commencement*
-------------------------------------------------------- ----------- ----------- ---------- ----------------
IDS Life Series Fund - Equity (Beta 0.86**)               21.13%      26.21%      18.55%     18.08
IDS Life Series Fund - Income                              8.03       10.60        8.25       9.14
IDS Life Series Fund - Money Market                        5.03        5.02        4.27       5.35
IDS Life Series Fund - Managed (Beta 0.62**)              17.91       17.14       14.17      15.75
IDS Life Series Fund - Government Securities               8.60        9.15        6.77       8.42
IDS Life Series Fund - International Equity                6.20       21.47       --         20.39
AIM V.I. Growth and Income Fund                           25.72       --          --         21.11
Putnam VT New Opportunities Fund                          23.29       --          --         22.86

*IDS Life Series Fund - International Equity Portfolio commenced operations on Oct. 28, 1994. AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund each commenced operations on May 2, 1994.

**Beta is a volatility measure based on calculations of the fund's monthly returns compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; a beta more than 1 indicates performance that is more volatile than the market.

Rates of return of subaccounts
Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction. For all subaccounts, we show actual performance from the date the subaccounts began investing in the funds. We also show performance from the commencement date of the funds.*


Period Ending 12/31/97

                                                    Since Commencement                         Since Commencement
                                                    of the subaccounts                            of the Funds

                                                                  10 years or                                10 years or
                                                                  Since                                      since
Subaccount          Investment          1 year   3       5 years  Commencement**    1 year  3 years  5       Commencement
                                                 years                                               years
------------------- ------------------- -------- ------- -------- ----------------- ------- -------- ------- -----------------
Equity              Equity               20.05%   25.07%  17.49%   16.97%            20.05%  25.07%   17.49%  16.97%
Income              Income                7.04     9.62    7.30     8.19              7.04    9.62     7.30    8.14
Money Market        Money Market          4.15     4.17    3.39     4.42              4.15    4.17     3.39    4.44
Managed             Managed              16.88    16.08   13.14    14.66             16.88   16.08    13.14   14.66
Government          Government            7.66     8.19    5.83     7.35              7.66    8.19     5.83    7.40
Securities          Securities
International       International         5.25    21.28    -       19.41              5.25   21.28     -      19.41
Equity              Equity
YGI                 Growth and Income    24.59     -       -       22.15             24.59   25.23     -      20.00
                    Fund
YNO                 New Opportunities    22.18     -       -       17.34             22.18   24.19     -      21.76
                    Fund


*In most cases, the subaccounts and the funds commenced operations at the same time, so the performance for both is the same. However, the AIM V.I. Growth and Income Fund and the Putnam VT New Opportunities fund commenced operations before the subaccounts that invest in those funds, so the subaccount and fund performance is different. The performance we show from commencement of these two funds as if the subaccount had invested in the funds at that time. **International Equity subaccount commenced operations on Oct. 28, 1994. YGI and YNO subaccounts each commenced operations on Nov. 22, 1996.


The fixed account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the account. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account.

IDS Life of New York is not obligated to credit interest at any rate higher than 4%, although we may do so at our sole discretion. Interest in excess of 4% will not be credited on any portion of policy value in the fixed account against which you have a policy loan outstanding. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Purchasing your policy

Application

To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:

o    select a specified amount of insurance;
o    select a death benefit option;
o    designate a beneficiary; and
o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, IDS Life of New York requires satisfactory evidence of the insurability of the persons whose lives you propose to insure. Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individuals are insurable under our underwriting rules. Your application may be declined if a person fails to meet the underwriting requirements and any premiums you have paid will be returned.

Age limit: The policy is available only to persons age 35 and older. In addition, IDS Life of New York generally will not issue a policy to persons over the insurance age of 85. It may, however, do so at its sole discretion.

Risk classification: The risk classification for each insured is based on that insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction. (See "Loads, fees and charges" and "Optional insurance benefits.")

Other conditions: In addition to proving insurability, you and the insureds must also meet certain conditions, stated in the application form, before coverage will become effective and your policy is issued to you. The lives insured may be covered under the terms of a conditional insurance agreement prior to a policy being issued.

Incontestability: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the lifetime of either insured for two years from the policy date, IDS Life of New York cannot contest the policy.

Right to examine policy

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York or your financial advisor, with a written request for cancellation, by the latest of:

o        the 10th day after you receive it
o the 10th day after IDS Life of New York mails or personally delivers a written notice of withdrawal right
o        the 45th day after you sign your application.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

Premiums

Payment of premiums:

In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the early policy years until the policy value is sufficient to cover the surrender charge, IDS Life of New York requires that you pay the minimum initial premiums.

You may schedule payments annually, semiannually or quarterly. (Payment at any other interval must be approved by IDS Life of New York.) This premium schedule is shown in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction, or if you have paid sufficient premium to keep the DBG-100 or the minimum initial premium period in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG-100 or the minimum initial premium period remain in effect.

Premium limitations:

You may make unscheduled premium payments at any time and in an amount of at least $50. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments.

No premium payments, scheduled or unscheduled, are allowed on or after the youngest insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, IDS Life of New York can either refuse excess premiums as they are paid, or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

Allocation of premiums:

Until the policy date, we hold all premiums in the fixed account, and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees and charges.

Any amount allocated to a subaccount is converted into accumulation units of that subaccount, as explained under "Policy value." Similarly, when transferring value between subaccounts, accumulation units in one subaccount are converted into a cash value, which is then converted into accumulation units of the second subaccount.

Keeping the policy in force

This section includes a description of the policy provisions that determine if the policy will remain in force or lapse (terminate). It is important that you understand them so the appropriate premium payments are made to ensure that insurance coverage meets your objectives.

If you wish to have a  guarantee  that the policy will remain in force until the
youngest   insured's   attained  insurance  age  100  regardless  of  investment
performance, you should pay at least the DBG-100 premiums.

If you wish to pay a lower premium and are not concerned with a long-term guarantee that the policy will remain in force regardless of investment performance, you can pay premiums so that the cash surrender value on each monthly date is sufficient to pay the monthly deduction. However, during the minimum initial premium period, you must pay at least the minimum initial premium until the policy value is greater than the surrender charge and the cash surrender value is sufficient to pay the monthly deduction.

Death benefit guarantee to age 100

The DBG-100 provides that your policy will remain in force until the youngest insured's attained insurance age 100 even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-100 will remain in effect, as long as:

     the sum of premiums paid minus partial surrenders minus outstanding indebtedness equals or exceeds the DBG-100 premiums due since the policy date.

The DBG-100 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the DBG-100 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-100 will terminate. If the DBG-100 is not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-100 cannot be reinstated.

Minimum initial premium period

To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium period as shown in your policy under "Policy Data," if:

1. on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

2. the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial period is

     3 years if the youngest insured's insurance age is 35-39 2 years if the youngest insured's insurance age is 40-49 1 year if the youngest insured's insurance age is 50 and over

Grace period

If the cash surrender value of the policy becomes less than that needed to pay the monthly deduction and neither the DBG-100 nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If the required premium is not paid, the policy will lapse.

IDS Life of New York will mail a notice to your last known address, requesting payment of the premium needed so that the next three monthly deductions can be made. If we receive this premium before the end of the 61-day grace period, we will use the payment to pay all monthly deductions and any other charges then due. Any balance will be added to the policy value and allocated in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the last surviving insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

Reinstatement

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life of New York will require:

o    a written request;

o evidence satisfactory to IDS Life of New York that both insureds remain insurable or evidence for the last surviving insured and due proof that the first death occurred before the date of lapse;

o payment of a premium that will keep the policy in force for at least three months;

o payment of the monthly deductions that were not collected during the grace period; and

o    payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life of New York accepts your application for reinstatement. The suicide period (see "Proceeds payable upon death") will apply from the effective date of reinstatement. Surrender charges will also be reinstated.

IDS Life of New York will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

Loads, fees and charges

Policy charges compensate IDS Life of New York for:

o    providing the insurance benefits of the policy;

o    issuing the policy;

o    administering the policy;

o    assuming certain risks in connection with the policy; and

o    distributing the policy.

Some of these charges are deducted from your premium payments. Others are deducted periodically from your policy value in the fixed account and/or subaccounts. You may also be assessed a charge if you surrender your policy or the policy lapses.

Premium expense charge

We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has three parts:

Sales charge: 7.25% of all premiums paid. Partially compensates IDS Life of New York for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature.

Premium tax charge: 1.0% of each premium payment. Compensates IDS Life of New York for paying taxes imposed by the State of New York on premiums received by insurance companies.

Federal tax charge: 1.25% of each premium payment. Compensates IDS Life of New York for paying Federal taxes resulting from the sale of the policy and is a reasonable charge in relation to IDS Life of New York's federal tax burden. IDS Life of New York reserves the right to change the amount of this charge if applicable federal law changes IDS Life of New York's federal tax burden subject to the approval of the Superintendent of Insurance.

Monthly deduction

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

     1.   the cost of insurance for the policy month;
     2.   the policy fee shown in your policy; and
     3. charges for any optional insurance benefits provided by rider for the policy month.

Each of the three components is explained below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

Monthly deductions will be taken from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which the monthly deduction is to be taken; or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to pay the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG-100 or the minimum initial premium period is in effect. (See Death benefit guarantee to age 100, Minimum initial premium period;" also "Grace period" and "Reinstatement.")

Components of the monthly deduction:

1. Cost of insurance: the cost providing the death benefit under your policy.

The cost of insurance for a policy month is calculated as:

                                            [a x (b - c)] + d
where:

(a) is the monthly cost of insurance rate based on each insureds insurance age, duration of coverage, sex and risk classification. Generally, the cost of insurance rate will increase as the attained insurance age of each insured increases.

Rates are set by IDS Life of New York, based on its expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same risk classification. However, rates will not exceed the Guaranteed Annual Maximum Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables, Age Last Birthday.

(b) is the death benefit on the monthly date divided by 1.0032737 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%);

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders;

(d) is any flat extra insurance charges assessed as a result of special underwriting considerations.

2. Policy fee: $30 per month for the first 15 policy years. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $30 per month.

3. Optional insurance benefit charges: charges for any optional benefits added to the policy by rider. See "Optional insurance benefits."

Surrender charge

If you surrender your policy or the policy lapses during the first 15 policy years, a surrender charge will be assessed. The surrender charge is a contingent deferred issue and administration expense charge. It reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. This charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 15 policy years.

Partial surrender fee

If you surrender part of the value of your policy, you will be charged $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.

Mortality and expense risk charge

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates IDS Life of New York for:

o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o    Expense  risk -- the risk that the policy fee and the  contingent  deferred
     issue  and   administration   expense  charge   (described  above)  may  be
     insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales charge discussed earlier. Any further deficit will have to be made up from IDS Life of New York's general assets.

Fund expenses


The investment managers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses. IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for these nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges, even though actual expenses on IDS Life Series Fund-Government Securities Portfolio ranged up to 0.15%, IDS Life Series Fund-Money Market
Portfolio  ranged  up to 0.14%  and IDS Life  Series  Fund-International  Equity
Portfolio ranged up to 0.27%. IDS Life reserves the right to discontinue limiting these nonadvisory expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit. Other expenses for the year ended Dec. 31, 1997 were 0.05% for Putnam VT New Opportunities Fund. For AIM V.I. Growth and Income Fund other expenses were 0.06% for the period ended Dec. 31, 1997.


The investment management fee is deducted from the IDS Life Series Fund - Equity, Income, Money Market, Managed, Government Securities, International Equity Portfolios and the Putnam VT New Opportunities Fund and AIM V.I. Growth and Income Fund daily.

As of Dec. 31, 1997, the investment management fee was as follows:

o IDS Life Series Fund - Money Market Portfolio -- 0.5% of average daily net assets

o    Putnam VT New Opportunities Fund -- 0.58% of average daily net assets

o    AIM V.I. Growth and Income Fund -- 0.63% of average daily net assets

o IDS Life Series Fund - Equity, Income, Managed and Government Securities Portfolios -- 0.7% of average daily net assets

o IDS Life Series Fund - International Equity Portfolio -- 0.95% of average daily net assets

IDS Life of New York has entered into certain agreements under which it is compensated by the advisors and/or distributors of the AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund for the administrative services it provides to these funds.

Other information on charges:

IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

Policy value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

Fixed account value

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

o    the value on the previous monthly date; plus

o    net premiums  allocated to the fixed  account  since the last monthly date;
     plus

o any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

o    accrued interest on all of the above; minus

o any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

o any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

o interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

o any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

Subaccount values

The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

Calculation of subaccount value: The value in each subaccount on the policy date equals the portion of your initial net premium allocated to that subaccount plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to that subaccount. The value of each subaccount on each subsequent valuation date equals:

o the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

o net premiums received and allocated to the subaccount during the current valuation period; plus

o    any  transfers  to  the  subaccount   (from  the  fixed  account  or  other
     subaccounts, including loan repayment transfers) during the period; minus

o any transfers from the subaccount including loan transfers during the current valuation period; minus

o any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

o any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

Accumulation units: The policy value allocated to each subaccount is converted into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

Number of units: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

Accumulation unit value: The current value for each subaccount equals the last value times the current net investment factor.

Net investment factor: Determined at the end of each valuation period, this factor equals (a divided by b) - c, where:

(a) equals:

o    net asset value per share of the fund; plus

o per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

o any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

o net asset value per share of the fund at the end of the preceding valuation period; plus

o any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, fees and charges," above.

Factors that affect subaccount accumulation units:

Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments allocated to the subaccounts;

o    transfers into or out of the subaccount(s);

o    partial surrenders and partial surrender fees;

o    surrender charges; and/or

o    monthly deductions

Accumulation unit values will fluctuate due to:

o    changes in underlying funds(s) net asset value;

o    dividends distributed to the subaccount(s);

o    capital gains or losses of underlying funds;

o    fund operating expenses; and/or

o    mortality and expense risk charges.

Proceeds payable upon death

We will pay a benefit to the beneficiary of the policy when the last surviving insured dies.

If that death is prior to the youngest insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option you have selected, as described below, less any indebtedness.

On the youngest insured's attained insurance age 100, the amount payable is the cash surrender value.

Option 1 (level amount): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

o    the specified amount on the date of the last surviving insured's death; or

o the applicable percentage of the policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Youngest insured's attained insurance age in the table below refers to the youngest life insured or the age such person would have reached.


                                        Applicable percentage table

    Youngest Insured's        Applicable percentage       Youngest Insured's      Applicable percentage of
  attained insurance age         of policy value        attained insurance age          policy value

      40 or younger                   250%                        61                         128%
            41                        243                         62                         126
            42                        236                         63                         124
            43                        229                         64                         122
            44                        222                         65                         120
            45                        215                         66                         119
            46                        209                         67                         118
            47                        203                         68                         117
            48                        197                         69                         116
            49                        191                         70                         115
            50                        185                         71                         113
            51                        178                         72                         111
            52                        171                         73                         109
            53                        164                         74                         107
            54                        157                        75-95                       105
            55                        150                         96                         104
            56                        146                         97                         103
            57                        142                         98                         102
            58                        138                         99                         101
            59                        134                         100                        100
            60                        130

The percentage is designed to ensure that the policy meets the provisions of Federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Option 2 (variable amount): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

o    the policy value plus the specified amount; or

o the applicable percentage of policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table above.)

Examples:                             Option 1                   Option 2
---------                             --------                   --------

specified amount                       $1,000,000                 $1,000,000
policy value                              $50,000                    $50,000
death benefit                          $1,000,000                 $1,050,000
policy value increases to                 $80,000                    $80,000
death benefit                          $1,000,000                 $1,080,000
policy value decreases to                 $30,000                    $30,000
death benefit                          $1,000,000                 $1,030,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the policy value.

Change in death benefit option

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum specified amount shown in policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the monthly deduction because the cost of insurance charge depends on the specified amount. The charge for certain optional insurance benefits may also change. The surrender charge, however, will not be affected.

Changes in specified amount

Subject to certain limitations, you may make a written request to decrease the specified amount once each policy year after the first. Decreases in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

Decreases: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends on the specified amount.

o        Charges for certain optional insurance benefits may decrease.

o        The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

Increases: Increases in specified amount are not permitted. If you wish to purchase additional insurance, you should purchase an additional policy. Currently, we do not charge the policy fee for the additional policy.

Misstatement of age or sex

If an insured's age or sex has been misstated, the proceeds payable upon the last surviving insured's death will be:

o    the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o    the amount of any outstanding indebtedness on the date of death.

Suicide

If either of the insureds die by suicide within two years from the policy date, the only amount payable by us will be the premium paid, minus any indebtedness and partial surrenders. The policy will terminate as of the date of the first death by suicide. We will pay any amount payable to you, if living, otherwise to your estate.

You may purchase a new life insurance policy from us on the life of the surviving insured. You must request, in writing, the new policy no later than 60 days after the date of the first death by suicide. If you are not living, the request and purchase may be made by the surviving insured. The new policy must be an individual permanent plan of insurance we are then issuing. The initial death benefit of the new policy cannot exceed one half of the death benefit of this policy. The new policy will be issued using the rates in effect, the surviving insured's attained insurance age, and the risk classification as this policy for the surviving insured.

Beneficiary

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the last surviving insured, the beneficiary will be you or your estate.

Transfers between the fixed account and subaccounts


You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period in which your request is received. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.


We may suspend or modify the transfer privilege at any time with the necessary approval of the SEC and the New York Superintendent of Insurance. Transfers involving the fixed account are subject to the restrictions below.

Fixed account transfer policies

o Transfers from the fixed account must be made during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

Minimum transfer amounts

From a subaccount to another subaccount or the fixed account:

For mail and phone transfers, $250 or the entire subaccount balance, whichever is less.

For automated transfers, $50.

From the fixed account to a subaccount: $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

For automated transfers, $50.

Maximum transfer amounts

From a subaccount to another subaccount or the fixed account: None.

From the fixed account to a subaccount: Entire fixed account balance minus any outstanding indebtedness.

Maximum number of transfers per year

We reserve the right to limit mail and telephone transfers to twelve per policy year. Twelve automated transfers per policy year are allowed.

Two ways to request a transfer, loan or surrender

Provide  your  name,   policy  number,   Social   Security  Number  or  Taxpayer
Identification Number when you request a transfer, loan or partial surrender.

1  By letter

Regular mail:

IDS Life Insurance Company of New York
P.O. Box 5144
Albany, NY  12205

Express mail:

IDS Life Insurance Company of New York
20 Madison Ave. Extension
Albany, NY  12203

2 By phone

Call between 8 a.m. and 6 p.m. (Monday - Thursday); 8 a.m. and 4:30 p.m. (Friday) All Eastern Times:
1-800-541-2251 (toll free) or
(518) 869-8613 (Albany area)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

o We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life of New York nor its affiliates will be liable for any loss resulting from fraudulent requests.

o Telephone transfers, loans and partial surrenders are automatically available. You may request that telephone transfers, loans and partial surrenders not be authorized from your account by writing IDS Life of New York.

Automated transfers

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies:

o        Minimum automated transfer: $50

o        Frequency: monthly, quarterly, semiannually or annually

o        Only one automated  transfer  arrangement can be in effect at any time.
         Policy values may be transferred to one or more subaccounts and the fixed account, but can be transferred from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o Automated transfers from the fixed account may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If your request is submitted with an application for a policy, it will not take effect until the policy is issued.

o If the value of the account from which policy value is being transferred is less than the $50 minimum, the transfer arrangement will automatically be stopped.

o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

Automated dollar-cost averaging

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works

                  Amount            Accumulation              Number of units
Month             invested          unit value                purchased

Jan                  $100                $20                        5.00
Feb                   100                 16                        6.25
Mar                   100                  9                       11.11
Apr                   100                  5                       20.00
May                   100                  7                       14.29
June                  100                 10                       10.00
July                  100                 15                        6.67
Aug                   100                 20                        5.00
Sept                  100                 17                        5.88
Oct                   100                 12                        8.33

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more units when the per unit market price is low.

(arrow in table pointing to August) and fewer units when the per unit market price is high.

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Policy loans


You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which your request is received. (Loans by telephone are limited to $50,000.)


Interest rate: The interest rate for policy loans is 6% per year. After the policy's 10th anniversary we expect to reduce the loan interest rate to 4% per year. Interest is charged daily and due at the end of the policy year.

Minimum loan: $500 or the remaining loan value, whichever is less.

Maximum loan:

o        85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. In doing so, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that will be taken until the next policy anniversary.

Payment of loaned funds: Generally, we will pay loans within seven days after we receive your request (with certain exceptions - see "Deferral of payments," under "Payment of policy proceeds").

Allocation of loans to accounts: If you do not specify whether the loan is to come from the fixed account or the subaccounts, it will be made from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the policy value loaned with 4% annual interest.

Repayments: Loan repayments will be allocated to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $50.

Overdue interest: If accrued interest is not paid when due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.

Effects of policy loans: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant portfolio(s).

A loan may terminate the DBG-100 or the minimum initial premium period. The loan amount is deducted from total premiums paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.

Taxes: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. (See "Federal taxes.")

Policy surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received. We may require that you return your policy.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

Total surrenders If you surrender your policy totally, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which your request is received.

Partial surrenders After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, fees and charges."

Allocation of partial surrenders Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effects of partial surrenders

o The policy value will be reduced by the amount of the partial surrender and fee.

o The death benefit will be reduced by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate the DBG-100 or the minimum initial premium period. The surrender amount is deducted from total premiums paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.

o If Option 1 is in effect, the specified amount will be reduced by the amount of the partial surrender and fee.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds payable upon death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

Taxes Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal taxes.")

Exchange right

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

Such transfer will not count against the five-transfers-per-year limit. Also, any restrictions on transfers into the fixed account will be waived.

There will be no effect on the policy's death benefit, specified amount, net amount at risk, risk classification(s) or issue age. Only the method of funding the policy value will be affected.

Optional insurance benefits

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if certain requirements are met). More detailed information on these benefits are in your policy.

Four-Year Term Insurance Rider (FYT) FYT provides four-year term insurance. An additional death benefit is paid if both insureds die during the first four years of the policy.

Policy Split Option Rider (PSO) PSO permits a policy to be split into two individual permanent plans of life insurance then offered by IDS Life of New York for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. (See "Federal taxes.")

Payment of policy proceeds

Proceeds will be paid when:

o        you surrender the policy;

o        the last surviving insured dies; or

o        the youngest insured's attained insurance age 100.

All proceeds will be paid by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on single sum death proceeds, from the date of the last surviving insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option). You will be charged a fee if you request express mail delivery.

Payment options:

During an insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). Any such amount will be transferred to IDS Life of New York's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also, by written request, change a prior choice of payment option or elect a payment option other than the three below, if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. An owner's investment in the policy is described in "Taxation of policy proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax, and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

Option A -- Interest payments We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain, or you may place them under a different payment option approved by us.

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

           Payment period                        Monthly payment per $1,000
               (years)                              placed under Option B
         ------------------                 -----------------------------
                 10                                       $9.61
                 15                                        6.87
                 20                                        5.51
                 25                                        4.71
                 30                                        4.18

Monthly amounts for other payment periods will be furnished at your request, free of charge.

Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years. The amount of each monthly payment per $1,000 placed under this option will be based on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's last birthday) minus an adjustment as follows:



Calendar year of payee's    Adjustment                 Calendar year of payee's   Adjustment
birth                                                  birth

Before 1920                         0                  1945 - 1949                        6
1920 - 1924                         1                  1950 - 1959                        7
1925 - 1929                         2                  1960 - 1969                        8
1930 - 1934                         3                  1970 - 1979                        9
1935 - 1939                         4                  1980 - 1989                       10
1940 - 1944                         5                  After 1989                        11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

Monthly amounts for any adjusted age not shown will be furnished at your request, without charge.

Adjusted                                              Life income per $1,000 with
age payee                                               payments guaranteed for
--------------------------- --------------------------------------------------------------------------------
                                    10 years                   15 years                   20 years
                                Male        Female         Male        Female         Male        Female
--------------------------- ------------- ------------ ------------- ------------ ------------- ------------
            50                $4.22         $3.89        $4.17         $3.86        $4.08         $3.82
            55                 4.62          4.22         4.53          4.18         4.39          4.11
            60                 5.14          4.66         4.96          4.57         4.71          4.44
            65                 5.81          5.22         5.46          5.05         5.02          4.79
            70                 6.61          5.96         5.96          5.60         5.27          5.12
            75                 7.49          6.89         6.38          6.14         5.42          5.35

Deferral of payments:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected);
o        the NYSE is closed (other than customary weekend and holiday closings);
o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

Any loans or surrenders from the fixed account may be delayed up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 4% for the period of postponement.

Federal taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life of New York's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as currently interpreted by the Internal Revenue Service (IRS); both the laws and their interpretation may change.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS Life of New York's tax status

IDS Life of New York is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life of New York, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life of New York, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life of New York's tax status as we currently understand it.

Taxation of policy proceeds

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds                     Taxable portion of pre-death proceeds

Full surrender:                        Amount received plus any indebtedness,
                                       minus your investment in the policy.*

Lapse:                                 Any outstanding indebtedness minus your
                                       investment in the policy.*

Partial surrenders                     Lesser of:
(modified endowments):                 the amount received or policy value minus
                                       your investment in the policy.*

Policy loans and assignments           Lesser of:
(modified endowments):                 the amount of the loan/assignment or
                                       policy value minus your
                                       investment in the policy.*

Partial surrenders                     Generally, if the amount received is
(other policies):                      greater than your investment in the
                                       policy,* the amount in excess of your
                                       investment  is  taxable.  However,
                                       during the first 15 policy  years,
                                       a different  amount may be taxable
                                       if the partial  surrender  results
                                       in   or  is   necessitated   by  a
                                       reduction in benefits.

Policy loans and assignments           None
(other policies):

Payment options:                       If proceeds of the policy
                                       will  be  paid  under  one  of the
                                       payment options,  see the "Payment
                                       option"     section     for    tax
                                       information.

* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

Modified endowment contracts

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts," which are taxed differently from conventional life insurance contracts. Policies applied for, or materially changed, on or after June 21, 1988, are considered to be modified endowments if premiums paid in the first seven years of the policy, or the first seven years following a material change, exceed certain limits. (Also, any life insurance policy received in exchange for a modified endowment is itself a modified endowment.)

We have established procedures for monitoring whether a contract may become a modified endowment contract.

Modified endowment limits are calculated when the policy is issued, and are based on the benefits provided and on the risk classification of the insureds. They are later recalculated if certain reductions in benefits occur.

Reductions in benefits: When benefits are reduced, the limits are recalculated as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If premiums already paid exceed the recalculated limits, the policy becomes a modified endowment even if no further premiums are paid.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

Serial purchase of modified endowments: All modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value, or certain payment options may be subject to a 10% penalty tax unless:

o    the distribution occurs after the owner attains age 59-1/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

Other tax considerations

Policy Split Option Rider: The Policy Split Option Rider permits a policy to be split into two individual permanent plans of insurance then offered by IDS Life of New York for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.

Interest paid on policy loans: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes, or if the policy is owned by a business or a corporation.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

Qualified retirement plans: The policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

IDS Life of New York

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Ave. Extension, Albany, NY 12203.

IDS Life of New York is licensed in New York and North Dakota, and it conducts a conventional life insurance business in the state of New York. All annuity contracts and insurance policies issued by IDS Life of New York, including the policy described in this prospectus, are non-participating.

Ownership

IDS Life of New York, a New York Corporation, is a wholly-owned subsidiary of IDS Life, a Minnesota Corporation, which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware Corporation, is a wholly-owned subsidiary of American Express Company.

State regulation

IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

Distribution of the policy

American Express Financial Advisors Inc., a registered broker/dealer and an affiliate of IDS Life of New York, is the sole distributor of the policy. IDS Life of New York pays its representatives a commission of up to 50% of the initial target premium (annualized) when the policy is sold, plus 2% of all premiums in excess of the target premium. IDS Life of New York also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

Legal proceedings

There are no material legal proceedings to which the variable account is a party or to which the assets of the variable account are subject. IDS Life of New York is engaged in various kinds of routine litigation that, in IDS Life of New York's judgment, are not of material importance in relation to its total assets. None of such litigation relates to the variable account.

Experts

The financial statements of IDS Life of New York at Dec. 31, 1997 and 1996, and for each of the three years in the period ended Dec. 31, 1997, and the individual and combined financial statements of the segregated asset subaccounts of IDS Life of New York Account 8 for Flexible Premium Survivorship Variable Life Insurance at Dec. 31, 1997, and for each of the three years in the period ended Dec. 31, 1997, except for the following subaccounts: YGI and YNO subaccounts which are for the year ended Dec. 31, 1997 and the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996, appearing in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Eugene C. Chen, Chief Actuary, as stated in his opinion filed as an exhibit to the Registration Statement.

Management of IDS Life of New York

Directors

John C. Boeder
Vice president, Mature Market Group, AEFC, since March 1994; president and chief operating officer, IDS Life of New York, from 1991 to 1994; vice president and chief operating officer, IDS Life of New York, from 1989 to 1991.

Roger C. Corea
Group vice president, Upstate New York, AEFA, since January 1995; vice president, Northeast Region, AEFA, from May 1987 to December 1994.

Charles A. Cuccinello
Retired since 1982; former senior vice president, American Express Company.

Robert R. Grew
Lawyer and Partner, Carter, Ledyard & Milburn, NYC, 1957 - present

Robert A. Hatton
Vice president and chief operating officer, IDS Life of New York since June 1994; special assignment/Project leader, AEFA, December 1992 to June 1994; manager/Analyst operations, AEFA, August 1989 to December 1992.

Richard W. Kling
President and chairman of the board, IDS Life of New York, since April 1994; director, IDS Life, since February 1984; President, IDS Life, since March 1994; executive vice president, Marketing and Products, IDS Life, from January 1988 to March 1994; senior vice president, Risk Management Products, AEFC, since May 1994; vice president, AEFC, from January 1988 to May 1994; director and president of IDS Life Series Fund, Inc.; chairman of the board of managers and president of IDS Life Variable Annuity Funds A and B.

Edward Landes
Retired, former Development Consultants; director, IDS Life Series Fund Inc. since September 1985; member of the board of Managers of IDS Life Variable Annuity Funds A and B since October 1988. Director of IDS Life Insurance Company of New York; vice President of Financial YMCA Development, YMCA, since 1985.

Thomas V. Nicolosi
Director since October 1996; group vice president, AEFA, from January 1995 to present; field vice president, AEFA, from January 1988 to December 1994.

Stephen P. Norman
Secretary, American Express, since 1982.

Carl N. Platou
Retired since 1990; member of the board of directors, St. Thomas University, since 1990; chief financial officer, Fairview Hospital, from 1953 to 1990.

Gordon H. Ritz
President, Con Rad Broadcasting Corporation (Minneapolis), since 1975.

Richard M. Starr
Director since October 1996; managing counsel, American Express Company, since March 1995; senior counsel, American Express Company, from May 1992 to March 1995; counsel, American Express Company, from June 1989 to May 1992.

Michael R. Woodward
Senior vice president, Field Management, AEFC, since June 1991; region vice president, Atlantic Region, AEFC, from 1988 to June 1991.

Principal officers other than directors

Mario Alaia
Claims officer and assistant secretary since 1988.

Darrell C. Beckstrom
Underwriting officer since 1994; underwriting technical manager, IDS Life, since 1990; senior underwriter, IDS Life, from 1987 to 1992.

Eugene C. Chen
Chief actuary since November 1996; manager of Life Planning and Analysis, AEFA, from May 1995 to November 1996; senior staff actuary - Product Development Risk Management, IDS Life, from August 1992 to May 1995.

Darlene S. Farron
Treasurer since June 1996; financial project manager - Finance Department from September 1994 to June 1996; team leader of Premium, Investment and External Reporting - Finance Department from March 1988 to September 1994.

Donna M. Gaglione
Secretary since 1995; manager of Administrative Services since 1992; treasurer from 1985 to 1992.

Margaret M. Grogan, M.D.
Medical director since 1986.

Lorraine R. Hart
Investment officer since March 1992; vice president, Insurance Investments, IDS Life, since October 1989.

F. Dale Simmons
Vice president and assistant treasurer since 1994; vice president and senior portfolio manager, Insurance Investments, AEFC, since 1990.

William A. Stoltzmann
Counsel and assistant secretary since March 1990.

The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the leading underwriter.

AIM Advisors, Inc. and Putnam Investment Management, Inc.

AIM Advisors, Inc.

A I M Advisors, Inc. ("AIM") was organized in 1976 and is headquartered in Houston, Texas. AIM is a wholly owned subsidiary of A I M Management Group Inc., a holding Company engaged in the financial services business and an indirect wholly-owned subsidiary of AMVESCAP PLC.

Putnam Management

Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $182 billion in assets under management in over 9 million shareholder accounts at December 31, 1997.

Other information

A registration statement has been filed with the Securities and Exchange Commission (SEC) under the Securities Act of 1933, as amended. For further information concerning the policy, its separate account (the variable account) and IDS Life of New York, please refer to the registration statement, as amended, with exhibits.

Substitution of investments

If shares of any fund are unavailable for purchase by the appropriate subaccount or if, in the judgment of IDS Life of New York's management, further investment in such shares is no longer appropriate, shares of another registered, open-end management investment company may be substituted or the investments of the subaccounts may be charged.

In the event of any such substitution or change, IDS Life of New York may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, no such substitution or change will be made without any necessary approval of the SEC or state insurance departments. IDS Life of New York will notify owners within five days of any substitution or change.

Voting rights

All shares issued by the fund are the same class (kind) -- capital stock. They are fully paid and nonassessable and can be redeemed or transferred. They can be issued as full shares or fractions. All shares have equal voting rights; a fraction of a share has the same kind of rights and privileges as a full share.

Each of the funds issues its own series of common stock. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and as such holds all voting rights. However, IDS Life of New York will vote the shares of each fund in accordance with instructions received from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which instructions are received. Fund shares that are not otherwise attributable to owners will also be voted by IDS Life of New York in the same proportion as those shares in that subaccount for which instructions are received.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. The number will be determined as of a date chosen by IDS Life of New York, but not more than 60 days before the meeting of the fund.

Fractional votes are counted. You will receive notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

If required by state insurance officials, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. In addition, IDS Life of New York itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the funds, if IDS Life of New York reasonably disapproves such changes in accordance with applicable federal regulations. If IDS Life of New York does disregard voting instructions, it will, in its next report to owners, advise them of that action and the reasons for it.

Reports

At least once a year IDS Life of New York will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

Policy illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a male insurance age 55 and a female insurance age 55, both nonsmokers, if:

o    the annual rate of return of the fund is 0%, 6% or 12%.

o    the cost of insurance rates are current rates or guaranteed rates.

Any such illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, you will be furnished with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual ages of the persons you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

Understanding the illustrations:

Rates of return: assumed to be uniform, gross, after-tax, annual rates of 0%, 6%, or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole, but differed across individual funds.

Insureds: assumed to be a male insurance age 55 and a female insurance age 55, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if one or both of the insureds were in a substandard risk classification or did not qualify for the non-smoker rate.

Premiums: A $15,000 premium is assumed to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

Policy loans and partial withdrawals: It is assumed that none have been made. (Since indebtedness is assumed to be zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

Effect of expenses and charges: The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because expenses paid by the fund and charges made against the subaccounts have been deducted. These include:

o the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.7% of the fund's aggregate average daily net assets;

o the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and

o a nonadvisory expense charge paid by the funds, assumed to be equivalent to an annual rate of 0.1% of each funds aggregate average daily net assets for direct expenses incurred by the fund.


The nonadvisory expense charge for the IDS Life Series Fund is capped by IDS Life at 0.1%, even though actual expenses on IDS Life Series Fund-Government Securities Portfolio ranged up to 0.15%, IDS Life Series-Money Market Portfolio ranged up to 0.14% and IDS Life Series Fund-International Equity Portfolio ranged up to 0.27%. Although IDS Life reserves the right to discontinue capping these expenses, our present intent is to continue the cap indefinitely until actual expenses are less than the cap. Should IDS Life discontinue the cap prior to that time, the policy values and death benefits in the tables generally would be less. Other expenses for the year ended Dec. 31, 1997 were 0.05% for Putnam VT New Opportunities Fund. For AIM V.I. Growth and Income Fund other expenses were 0.06% for the period ended Dec. 31, 1997.


(After deduction of the above expenses and charges, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.69%, 4.21% and 10.11%, respectively.)

Taxes: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccounts for federal income tax. If such a charge is taken in the future, the funds will have to earn more than they do now in order to produce the death benefits and policy values illustrated.


Illustration
------------------------------------- ------------------------------------------------------------ --------------------------------
------------------------------------- ------------------------------------------------------------ --------------------------------

Initial  specified amount $1,000,000               Male - Insurance age 55 - Nonsmoker               Current costs assumed
Death  benefit  Option 1                        Female -  Insurance  age 55 - Nonsmoker              annual premium $15,000
------------------------------------- ------------------------------------------------------------ ---------------------------------

             Premium          Death benefit                       Policy Value                         Cash surrender value
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
------------ ------------ ----------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ---------
 1       $   15,750   $1,000,000  $1,000,000  $1,000,000  $   12,873  $   13,658   $   14,444  $    8,873  $    9,658  $   10,444
 2           32,288    1,000,000   1,000,000   1,000,000      25,530      27,894       30,351      21,530      23,894      26,351
 3           49,652    1,000,000   1,000,000   1,000,000      37,861      42,613       47,748      33,861      38,613      43,748
 4           67,884    1,000,000   1,000,000   1,000,000      49,762      57,726       66,673      45,762      53,726      62,673
 5           87,029    1,000,000   1,000,000   1,000,000      61,357      73,370       87,406      57,357      69,370      83,406

 6          107,130    1,000,000   1,000,000   1,000,000      72,345      89,348      109,911      68,835      85,748     106,311
 7          128,237    1,000,000   1,000,000   1,000,000      83,118     105,796      134,496      79,918     102,596     131,296
 8          150,398    1,000,000   1,000,000   1,000,000      93,206     122,528      161,172      90,406     119,728     158,372
 9          173,668    1,000,000   1,000,000   1,000,000     102,715     139,571      190,184     100,315     137,171     187,784
10          198,102    1,000,000   1,000,000   1,000,000     111,665     156,958      221,800     109,665     154,958     219,800

11          223,757    1,000,000   1,000,000   1,000,000     119,966     174,619      256,230     118,366     173,019     254,630
12          250,695    1,000,000   1,000,000   1,000,000     127,742     192,687      293,902     126,542     191,487     292,702
13          278,979    1,000,000   1,000,000   1,000,000     134,904     211,101      335,108     134,104     210,301     334,308
14          308,678    1,000,000   1,000,000   1,000,000     141,366     229,807      380,196     140,966     229,407     379,796
15          339,682    1,000,000   1,000,000   1,000,000     147,249     248,938      429,722     147,249     248,938     429,722

20          520,789    1,000,000   1,000,000   1,000,000     167,997     352,728      766,596     167,997     352,728     766,596
25          751,502    1,000,000   1,000,000   1,390,706     157,050     461,226    1,324,482     157,050     461,226   1,324,482
30        1,046,412    1,000,000   1,000,000   2,327,541      53,339     547,683    2,216,705      53,339     547,683   2,216,705
35        1,422,545            0   1,000,000   3,792,346           0     561,352    3,611,758           0     561,352   3,611,758
40        1,902,596            0   1,000,000   6,052,646           0     425,780    5,764,425           0     425,780   5,764,425
45        2,515,277            0           0   9,254,030           0           0    9,162,406           0           0   9,162,406

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration
------------------------------------- ------------------------------------------------------------ ---------------------------------
------------------------------------- ------------------------------------------------------------ ---------------------------------

Initial  specified  amount  $1,000,000         Male  -  Insurance  age  55 -  Nonsmoker             Guaranteed  costs  assumed
Death  benefit  Option 1                     Female - Insurance age 55 - Nonsmoker                  annual premium $15,000
------------------------------------- ------------------------------------------------------------ ---------------------------------

             Premium          Death benefit                       Policy Value                         Cash surrender value
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
------------ ------------ ----------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ---------
  1       $   15,750   $1,000,000  $1,000,000  $1,000,000  $   12,873  $   13,658   $   14,444  $    8,873  $    9,658  $   10,444
  2           32,288    1,000,000   1,000,000   1,000,000      25,530      27,894       30,351      21,530      23,894      26,351
  3           49,652    1,000,000   1,000,000   1,000,000      37,861      42,613       47,748      33,861      38,613      43,748
  4           67,884    1,000,000   1,000,000   1,000,000      49,762      57,726       66,673      45,762      53,726      62,673
  5           87,029    1,000,000   1,000,000   1,000,000      61,357      73,370       87,406      57,357      69,370      83,406

  6          107,130    1,000,000   1,000,000   1,000,000      72,345      89,348      109,911      68,835      85,748     106,311
  7          128,237    1,000,000   1,000,000   1,000,000      83,118     105,796      134,496      79,918     102,596     131,296
  8          150,398    1,000,000   1,000,000   1,000,000      93,206     122,528      161,172      90,406     119,728     158,372
  9          173,668    1,000,000   1,000,000   1,000,000     102,715     139,571      190,184     100,315     137,171     187,784
 10          198,102    1,000,000   1,000,000   1,000,000     111,560     156,855      221,701     109,560     154,855     219,701

 11          223,757    1,000,000   1,000,000   1,000,000     119,550     174,206      255,834     117,950     172,606     254,234
 12          250,695    1,000,000   1,000,000   1,000,000     126,712     191,660      292,919     125,512     190,460     291,719
 13          278,979    1,000,000   1,000,000   1,000,000     132,862     209,056      333,162     132,062     208,256     332,362
 14          308,678    1,000,000   1,000,000   1,000,000     137,924     226,334      376,912     137,524     225,934     376,512
 15          339,682    1,000,000   1,000,000   1,000,000     141,819     243,440      424,586     141,819     243,440     424,586

 20          520,789    1,000,000   1,000,000   1,000,000     133,698     318,689      740,657     133,698     318,689     740,657
 25          751,502    1,000,000   1,000,000   1,332,763      28,958     338,168    1,269,298      28,958     338,168   1,269,298
 30        1,046,412    1,000,000   1,000,000   2,213,730           0     192,246    2,108,314           0     192,246   2,108,314
 35        1,422,545            0   1,000,000   3,556,762           0           0    3,387,393           0           0   3,387,393
 40        1,902,596            0   1,000,000   5,532,845           0           0    5,269,376           0           0   5,269,376
 45        2,515,277            0           0   8,165,971           0           0    8,085,120           0           0   8,085,120

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration
------------------------------------- ------------------------------------------------------------ ---------------------------------
------------------------------------- ------------------------------------------------------------ ---------------------------------

Initial  specified amount $1,000,000       Male - Insurance age 55 - Nonsmoker                      Current costs  assumed
Death  benefit  Option 2                Female -  Insurance  age 55 - Nonsmoker                     annual premium $15,000
------------------------------------- ------------------------------------------------------------ ---------------------------------

             Premium          Death benefit                       Policy value                         Cash surrender value
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
------------ ------------ ----------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ---------
  1       $   15,750   $1,012,871  $1,013,656  $1,014,442  $   12,871  $   13,656   $   14,442  $    8,871  $    9,656  $   10,442
  2           32,288    1,025,525   1,027,888   1,030,345      25,525      27,888       30,345      21,525      23,888      26,345
  3           49,652    1,037,847   1,042,598   1,047,730      37,847      42,598       47,730      33,847      38,598      43,730
  4           67,884    1,049,725   1,057,682   1,066,621      49,725      57,682       66,621      45,725      53,682      62,621
  5           87,029    1,061,283   1,073,280   1,087,296      61,283      73,280       87,296      57,283      69,280      83,296

  6          107,130    1,072,292   1,089,168   1,109,685      72,292      89,168      109,685      68,692      85,568     106,085
  7          128,237    1,082,878   1,105,481   1,134,085      82,878     105,481      134,085      79,678     102,281     130,885
  8          150,398    1,092,812   1,121,993   1,160,449      92,812     121,993      160,449      90,012     119,193     157,649
  9          173,668    1,102,104   1,138,711   1,188,975     102,104     138,711      188,975      99,704     136,311     186,575
 10          198,102    1,110,766   1,155,644   1,219,882     110,766     155,644      219,882     108,766     153,644     217,882

 11          223,757    1,118,690   1,172,680   1,253,285     118,690     172,680      253,285     117,090     171,080     251,685
 12          250,695    1,126,006   1,189,945   1,289,563     126,006     189,945      289,563     124,806     188,745     288,363
 13          278,979    1,132,607   1,207,327   1,328,880     132,607     207,327      328,880     131,807     206,527     328,080
 14          308,678    1,138,386   1,224,708   1,371,418     138,386     224,708      371,418     137,986     224,308     371,018
 15          339,862    1,143,475   1,242,210   1,417,630     143,475     242,210      417,630     143,475     242,210     417,630

 20          520,789    1,158,144   1,330,920   1,717,417     158,144     330,920      717,417     158,144     330,920     717,417
 25          751,502    1,135,016   1,398,674   2,156,241     135,016     398,674    1,156,241     135,016     398,674   1,156,241
 30        1,046,412    1,012,373   1,366,625   2,735,967      12,373     366,625    1,735,967      12,373     366,625   1,735,967
 35        1,422,545            0   1,085,371   3,399,883           0      85,371    2,399,883           0      85,371   2,399,883
 40        1,902,596            0           0   4,166,038           0           0    3,166,038           0           0   3,166,038
 45        2,515,277            0           0   4,610,673           0           0    3,610,673           0           0   3,610,673

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration
------------------------------------- ------------------------------------------------------------ ---------------------------------
------------------------------------- ------------------------------------------------------------ ---------------------------------

Initial  specified  amount  $1,000,000     Male  -  Insurance  age  55 -  Nonsmoker                 Guaranteed  costs  assumed
Death  benefit  Option 2                 Female - Insurance age 55 - Nonsmoker                      annual premium $15,000
------------------------------------- ------------------------------------------------------------ ---------------------------------

             Premium          Death benefit                       Policy value                         Cash surrender value
             accumulated      assuming hypothetical gross         assuming hypothetical gross          assuming hypothetical gross
End of       with annual      annual investment return of         annual investment return of          annual investment return of
policy       interest
year         at 5%            0%          6%         12%          0%          6%          12%          0%          6%         12%
------------ ------------ ----------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ---------
  1       $   15,750   $1,012,871  $1,013,656  1,014,442   $   12,871  $   13,656   $   14,442  $    8,871  $    9,656  $   10,442
  2           32,288    1,025,525   1,027,888   1,030,345      25,525      27,888       30,345      21,525      23,888      26,345
  3           49,652    1,037,847   1,042,598   1,047,730      37,847      42,598       47,730      33,847      38,598      43,730
  4           67,884    1,049,725   1,057,682   1,066,621      49,725      57,682       66,621      45,725      53,682      62,621
  5           87,029    1,061,283   1,073,280   1,087,296      61,283      73,280       87,296      57,283      69,280      83,296

  6          107,130    1,072,292   1,089,168   1,109,685      72,292      89,168      109,685      68,692      85,568     106,085
  7          128,237    1,082,878   1,105,481   1,134,085      82,878     105,481      134,085      79,678     102,281     130,885
  8          150,398    1,092,812   1,121,993   1,160,449      92,812     121,993      160,449      90,012     119,193     157,649
  9          173,668    1,102,104   1,138,711   1,188,975     102,104     138,711      188,975      99,704     136,311     186,575
 10          198,102    1,110,648   1,155,522   1,219,756     110,648     155,522      219,756     108,648     153,522     217,756

 11          223,757    1,118,218   1,172,186   1,252,769     118,218     172,186      252,769     116,618     170,586     251,169
 12          250,695    1,124,832   1,188,697   1,288,238     124,832     188,697      288,238     123,632     187,497     287,038
 13          278,979    1,130,268   1,204,803   1,326,162     130,268     204,803      326,162     129,468     204,003     325,362
 14          308,678    1,134,428   1,220,367   1,366,663     134,428     220,367      366,663     134,028     219,967     366,263
 15          339,862    1,137,214   1,235,241   1,409,875     137,214     235,241      409,875     137,214     235,241     409,875

 20          520,789    1,118,740   1,284,564   1,662,467     118,740     284,564      662,467     118,740     284,564     662,467
 25          751,502            0   1,227,701   1,937,570           0     227,701      937,570           0     227,701     937,570
 30        1,046,412            0           0   2,126,774           0           0    1,126,774           0           0   1,126,774
 35        1,422,545            0           0   1,994,219           0           0      994,219           0           0     994,219
 40        1,902,596            0           0   1,170,462           0           0      170,462           0           0     170,462
 45        2,515,277            0           0           0           0           0            0           0           0           0

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

IDS Life of New York Account 8 -- Flexible Premium Survivorship
Variable Life Subaccounts


Annual Financial Information



Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company of New York

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life of New York Account 8 for Flexible Premium Survivorship Variable Life Insurance (comprised of subaccounts YEQ, YIN, YMM, YMA, YGS, YIT, YGI, and YNO) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the YGI and YNO subaccounts which are for the year ended December 31, 1997 and the period November 22, 1996 (commencement of operations) to December 31, 1996. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 with the affiliated and unaffiliated mutual fund portfolio managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life of New York Account 8 for Flexible Premium Survivorship Variable Life Insurance at December 31, 1997 and the individual and combined results of its operations and the changes in its net assets for the periods described above, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP
Minneapolis, Minnesota
March 13, 1998



IDS Life of New York Account 8--Flexible Premium Survivorship Variable Life Subaccounts
Statements of Net Assets                                                                                              Dec. 31, 1997

                                                                     Segregated Asset Subaccounts                         Combined
------------------------------------------------------------------------------------------------------------------------  Variable
Assets                                  YEQ         YIN       YMM        YMA      YGS        YIT        YGI        YNO     Account
------------------------------------------------------------------------------------------------------------------------------------
Investments in shares of funds and mutual fund  portfolios
at market value:
IDS Life Series Fund
Equity Portfolio
1,514,538 shares
at net asset value
of $29.98 per share
(cost $33,397,298) .............$45,412,138        $--        $--        $--      $--        $--        $--        $-- $45,412,138
IDS Life Series Fund
Income Portfolio
482,937 shares
at net asset value
of $10.23 per share
(cost $4,820,267) ..................     --  4,940,244         --         --       --         --         --         --   4,940,244
IDS Life Series Fund
Money Market Portfolio
1,152,926 shares
at net asset value
of $1 per share
(cost $1,152,813) ..................     --         --  1,152,818         --       --         --         --         --   1,152,818
IDS Life Series Fund
Managed Portfolio
1,743,731 shares
at net asset value
of $18.26 per share
(cost $26,897,603) .................     --         --         -- 31,836,091       --         --         --         --  31,836,091
IDS Life Series Fund
Government Securities Portfolio
52,953 shares
at net asset value
of $10.18 per share
(cost $537,150) ....................     --         --         --         --  539,182         --         --         --     539,182
IDS Life Series Fund
International Equity Portfolio
544,784 shares
at net asset value
of $15.54 per share
(cost $8,211,734) ..................     --         --         --         --       --  8,464,494         --         --   8,464,494
AIM V.I. Growth and Income Fund
163,042 shares
at net asset value
of $18.87 per share
(cost $2,893,352) ..................     --         --         --         --       --         --  3,076,597         --   3,076,597
Putnam VT New Opportunities Fund
125,298 shares
at net asset value
of $21.23 per share
(cost $2,406,602) ..................     --         --         --         --       --         --         --  2,660,082   2,660,082

------------------------------------------------------------------------------------------------------------------------------------
                                 45,412,138  4,940,244  1,152,818 31,836,091  539,182  8,464,494  3,076,597  2,660,082  98,081,646
------------------------------------------------------------------------------------------------------------------------------------

Dividends receivable ..............      --     29,578      5,430         --    2,726         --         --        --       37,734
Accounts receivable from
IDS Life of New York for contract
purchase payments .................   4,428      1,978      3,258      4,156   10,357        904         --        --       25,081

------------------------------------------------------------------------------------------------------------------------------------
Total assets ....................45,416,566  4,971,800  1,161,506 31,840,247  552,265  8,465,398  3,076,597  2,660,082  98,144,461
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------

Payable to IDS Life of New York for
mortality and expense risk fee      71,328      4,000        931      47,406      439     12,341      2,326      2,020     140,791
Payable to mutual fund portfolios
and the funds for investments
purchased                            4,428     27,556      7,757       4,156   11,185        904         --         --      55,986

------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                   75,756     31,556      8,688      51,562   11,624     13,245      2,326      2,020     196,777
------------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to Variable Life
contracts                      $45,340,810 $4,940,244 $1,152,818 $31,788,685 $540,641 $8,452,153 $3,074,271 $2,658,062 $97,947,684
------------------------------------------------------------------------------------------------------------------------------------

Accumulation units outstanding  11,923,765  2,183,554    734,855   9,079,176  256,101  4,819,920  2,465,393  2,226,094

Net asset value per
accumulation unit              $      3.80 $     2.26 $     1.57 $      3.50 $   2.11 $     1.75 $     1.25 $     1.19

See accompanying notes to financial statements.


IDS Life of New York Account 8--Flexible Premium Survivorship Variable Life Subaccounts
Statements of Operations       Year ended Dec. 31, 1997


           Segregated Asset Subaccounts

Combined
Variable
Account

IDS Life of New York Account 8--Flexible Premium Survivorship Variable Life Subaccounts
Statements of Operations                                                                                   Year ended Dec. 31, 1997

                                                                Segregated Asset Subaccounts                              Combined
-----------------------------------------------------------------------------------------------------------------------   Variable
                                      YEQ        YIN        YMM         YMA       YGS       YIT        YGI        YNO      Account
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from mutual
fund portfolios and funds..... $1,459,523   $322,998  $ 49,171   $2,754,122  $ 37,545  $209,995     $3,724    $    --   $ 4,837,078
------------------------------------------------------------------------------------------------------------------------------------

Expenses:
Mortality and expense risk fee    354,681     40,932     8,873      257,676     4,929    62,452     11,474     10,317       751,334

------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)--net   1,104,842    282,066    40,298    2,496,446    32,616   147,543     (7,750)   (10,317)    4,085,744
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments--net
------------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on
sales of investments in mutual
fund portfolios and the funds
Proceeds from sales...........    751,190    476,335 1,548,607      679,787   227,327   544,898     52,916     56,134     4,337,194

Cost of investments sold......    596,675    465,590 1,548,623      571,899   227,369   504,067     50,365     53,706     4,018,294
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on
investments                       154,515     10,745       (16)     107,888       (42)   40,831      2,551      2,428       318,900

Net change in unrealized appreciation or
depreciation of investments...  5,965,530     17,158         5    1,711,453     7,613    80,848    180,079    253,559     8,216,245
------------------------------------------------------------------------------------------------------------------------------------

Net gain (loss) on investments  6,120,045     27,903       (11)   1,819,341     7,571   121,679    182,630    255,987     8,535,145


Net increase (decrease) in net assets resulting
from operations............... $7,224,887   $309,969  $ 40,287   $4,315,787  $ 40,187  $269,222   $174,880   $245,670   $12,620,889
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



IDS Life of New York Account 8--Flexible Premium Survivorship Variable Life Subaccounts
Statements of Operations                                                                                 Year ended Dec. 31, 1996

                                                             Segregated Asset Subaccounts                                Combined
------------------------------------------------------------------------------------------------------------------------ Variable
                                     YEQ         YIN       YMM         YMA        YGS       YIT       YGI*     YNO*       Account
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from mutual
fund portfolios and funds...  $4,256,160    $252,288  $ 27,500  $1,556,968   $ 38,169  $369,589   $   284   $   --      $6,500,958
------------------------------------------------------------------------------------------------------------------------------------

Expenses:
Mortality and expense
risk fee                         238,970      34,107     4,683     188,866      5,146    25,967        55       33         497,827

------------------------------------------------------------------------------------------------------------------------------------
Investment income
(loss)-- net                   4,017,190     218,181    22,817   1,368,102     33,023   343,622       229      (33)      6,003,131
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments -- net
------------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual fund
portfolios and the funds:
Proceeds from sales...........   810,674     299,105 1,020,483     594,770    118,200   705,857    1,783       --        3,550,872

Cost of investments sold......   647,479     295,360 1,020,488     527,763    119,926   698,109    1,743       --        3,310,868
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on
investments..................    163,195       3,745        (5)     67,007     (1,726)    7,748       40       --          240,004

Net change in unrealized appreciation or
depreciation of investments...   227,037    (101,695)        3   1,242,208    (29,290)   (5,575)   3,166      (79)       1,335,775
------------------------------------------------------------------------------------------------------------------------------------

Net gain (loss) on investments   390,232     (97,950)       (2)  1,309,215    (31,016)    2,173    3,206      (79)       1,575,779

Net increase (decrease) in net assets resulting
from operations               $4,407,422    $120,231   $22,815  $2,677,317   $  2,007  $345,795   $3,435    $(112)      $7,578,910
------------------------------------------------------------------------------------------------------------------------------------

* For the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996.

See accompanying notes to financial statements.



IDS Life of New York Account 8--Flexible Premium Survivorship Variable Life Subaccounts
Statements of Operations                                                                                 Year ended Dec. 31, 1995

                                                             Segregated Asset Subaccounts                                Combined
------------------------------------------------------------------------------------------------------------------------ Variable
                                          YEQ            YIN           YMM            YMA          YGS          YIT       Account
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from mutual
fund portfolios and funds...      $   365,168       $191,968      $ 18,332     $  738,863      $32,693     $  6,898     $1,353,922
------------------------------------------------------------------------------------------------------------------------------------

Expenses:
Mortality and expense
risk fee....................          148,582         25,384         2,588        139,149        4,797        5,471        325,971
------------------------------------------------------------------------------------------------------------------------------------
Investment income
(loss)-- net................          216,586        166,584        15,744        599,714       27,896        1,427      1,027,951
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments -- net
------------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual fund
portfolios and the funds:
Proceeds from sales...........        490,632        272,924       352,853        729,876       80,977       54,522      1,981,784

Cost of investments sold......        388,384        269,516       352,863        706,047       81,252       47,643      1,845,705
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on
investments..................         102,248          3,408           (10)        23,829         (275)       6,879        136,079

Net change in unrealized appreciation or
depreciation of investments...      4,708,717        341,906             8      2,003,441       54,903      178,601      7,287,576
------------------------------------------------------------------------------------------------------------------------------------

Net gain (loss) on investments      4,810,965        345,314            (2)     2,027,270       54,628      185,480      7,423,655

Net increase (decrease) in net assets resulting
from operations                    $5,027,551       $511,898      $ 15,742     $2,626,984      $82,524     $186,907     $8,451,606
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



IDS Life of New York Account 8--Flexible Premium Survivorship Variable Life Subaccounts
Statements of Changes in Net Assets                                                                       Year ended Dec. 31, 1997

                                                                      Segregated Asset Subaccounts                         Combined
-------------------------------------------------------------------------------------------------------------------------- Variable
Operations                        YEQ          YIN         YMM          YMA        YGS        YIT       YGI         YNO     Account
------------------------------------------------------------------------------------------------------------------------------------
Investment income
(loss)--net               $ 1,104,842  $   282,066   $  40,298  $ 2,496,446  $  32,616  $ 147,543  $ (7,750)  $ (10,317)$ 4,085,744
Net realized gain (loss)
on investments............    154,515       10,745         (16)     107,888        (42)    40,831     2,551       2,428     318,900
Net change in unrealized
appreciation or
depreciation of
investments...............  5,965,530       17,158           5    1,711,453      7,613     80,848   180,079     253,559   8,216,245

------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations...........  7,224,887      309,969      40,287    4,315,787     40,187    269,222   174,880     245,670  12,620,889
------------------------------------------------------------------------------------------------------------------------------------

Contract Transactions
------------------------------------------------------------------------------------------------------------------------------------

Contract purchase payments  7,441,563      784,805     890,628    4,816,210    119,153  2,330,345   828,706     881,192  18,092,602
Net transfers*............  2,009,267      142,593    (455,707)   1,374,196   (100,924) 1,512,734 2,014,043   1,557,633   8,053,835
Transfers for policy loans   (598,478)     (66,319)    (71,130)    (441,258)    (5,109)   (61,032)   (5,786)    (11,001) (1,260,113)
Policy charges............ (1,997,018)    (286,765)   (104,917)  (1,554,701)   (46,144)  (361,587)  (68,945)    (77,116) (4,497,193)
Contract terminations:
Surrender benefits........ (1,045,185)    (233,575)    (20,637)    (793,080)   (37,707)   (99,532)  (16,584)    (20,126) (2,266,426)
Death benefits............    (69,049)      (6,276)    (43,028)     (16,407)    (6,354)    (1,487)       --          --    (142,601)

------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions.....  5,741,100      334,463     195,209    3,384,960    (77,085) 3,319,441 2,751,434   2,330,582  17,980,104
------------------------------------------------------------------------------------------------------------------------------------

Net assets at beginning
of year..................  32,374,823    4,295,812     917,322   24,087,938    577,539  4,863,490   147,957     81,810   67,346,691
------------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year $45,340,810   $4,940,244  $1,152,818  $31,788,685   $540,641 $8,452,153 $3,074,271 $2,658,062 $97,947,684

Accumulation Unit Activity
------------------------------------------------------------------------------------------------------------------------------------

Units outstanding at
beginning of year........  10,218,855    2,032,494     605,111    8,043,384    295,283  2,922,492    147,682     83,723
Contract purchase payments  2,193,598      358,800     577,058    1,469,705     60,085  1,327,806    697,652    805,177
Net transfers*...........     603,566       64,605    (292,656)     425,487    (51,527)   866,461  1,695,960  1,434,487
Transfers for policy loans   (176,623)     (29,936)    (45,562)    (134,833)    (2,557)   (34,345)    (4,945)    (9,924)
Policy charges...........    (588,039)    (131,741)    (68,238)    (475,355)   (23,054)  (205,879)   (57,282)   (69,750)
Contract terminations:
Surrender benefits.......    (308,629)    (107,894)    (13,385)    (244,414)   (19,111)   (55,746)   (13,674)   (17,619)
Death benefits...........     (18,963)      (2,774)    (27,473)      (4,798)    (3,018)      (869)        --         --

------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
end of year.............   11,923,765    2,183,554     734,855    9,079,176    256,101  4,819,920  2,465,393  2,226,094
------------------------------------------------------------------------------------------------------------------------------------

*Includes  transfer activity from (to) other subaccounts and transfers from (to)
 IDS Life of New York's  Fixed  account.

See accompanying notes to financial statements.


IDS Life of New York Account 8--Flexible Premium Survivorship Variable Life Subaccounts
Statements of Changes in Net Assets                                                                       Year ended Dec. 31, 1996

                                                                      Segregated Asset Subaccounts                         Combined
-------------------------------------------------------------------------------------------------------------------------- Variable
Operations                        YEQ          YIN         YMM          YMA        YGS        YIT       YGI**       YNO**   Account
------------------------------------------------------------------------------------------------------------------------------------
Investment income
(loss)--net               $ 4,017,190  $   218,181   $  22,817  $ 1,368,102  $  33,023  $ 343,622  $    229  $      (33)$ 6,003,131
Net realized gain (loss)
on investments............    163,195        3,745          (5)      67,007     (1,726)     7,748        40           0     240,004
Net change in unrealized
appreciation or
depreciation of
investments...............    227,037     (101,695)          3    1,242,208    (29,290)    (5,575)    3,166         (79)  1,335,775

------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations...........  4,407,422      120,231      22,815    2,677,317      2,007    345,795     3,435        (112)  7,578,910
------------------------------------------------------------------------------------------------------------------------------------

Contract Transactions
------------------------------------------------------------------------------------------------------------------------------------

Contract purchase payments  6,573,071      906,414     421,727    4,258,738    128,415  1,399,027     1,212       2,327  13,690,931
Net transfers*............  4,592,956      411,398      84,784    1,920,764    (32,588) 2,388,202   143,217      79,670   9,588,403
Transfers for policy loans   (505,653)     (62,503)      3,059     (356,351)    (9,286)   (36,027)      203         203    (966,355)
Policy charges............ (1,632,273)    (261,231)    (59,118)  (1,378,652)   (53,375)  (181,270)     (110)       (278) (3,566,307)
Contract terminations:
Surrender benefits........ (1,066,592)    (138,797)    (68,038)    (750,212)   (37,811)   (80,784)       --          --  (2,142,234)
Death benefits............    (96,266)      (9,994)       (488)     (64,115)    (4,633)      (642)       --          --    (176,138)

------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions.....  7,865,243      845,287     381,926    3,630,172     (9,278) 3,488,506   144,522      81,922  16,428,300
------------------------------------------------------------------------------------------------------------------------------------

Net assets at beginning
of year..................  20,102,158    3,330,294     512,581   17,780,449    584,810  1,029,189        --          --  43,339,481
------------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year $32,374,823   $4,295,812    $917,322  $24,087,938   $577,539 $4,863,490  $147,957     $81,810 $67,346,691

Accumulation Unit Activity
------------------------------------------------------------------------------------------------------------------------------------

Units outstanding at
beginning of year........   7,545,186    1,614,264     351,572    6,737,143    300,900    759,139         --         --
Contract purchase payments  2,226,541      448,584     284,151    1,529,296     67,086    862,329      1,221      2,412
Net transfers*...........   1,568,157      201,620      54,143      691,235    (17,357) 1,485,306    146,370     81,389
Transfers for policy loans   (172,189)     (30,740)      2,027     (127,659)    (4,888)   (22,490)       201        209
Policy charges...........    (555,329)    (128,282)    (39,921)    (495,019)   (28,020)  (111,831)      (110)      (287)
Contract terminations:
Surrender benefits.......    (361,430)     (67,972)    (46,534)    (269,131)   (19,955)   (49,577)        --         --
Death benefits...........     (32,081)      (4,980)       (327)     (22,481)    (2,483)      (384)        --         --

------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
end of year.............   10,218,855    2,032,494     605,111    8,043,384    295,283  2,922,492    147,682     83,723
------------------------------------------------------------------------------------------------------------------------------------

*Includes  transfer activity from (to) other subaccounts and transfers from (to)
 IDS Life of New York's  Fixed  account.

**For the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996.

See accompanying notes to financial statements.


IDS Life of New York Account 8--Flexible Premium Survivorship Variable Life Subaccounts
Statements of Changes in Net Assets                                                                        Year ended Dec. 31, 1995

                                                                   Segregated Asset Subaccounts
---------------------------------------------------------------------------------------------------------------------    Combined
                                                                                                                         Variable
Operations                                YEQ            YIN        YMM             YMA        YGS          YIT           Account
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss)-- net... $   216,586    $   166,584   $ 15,744   $     599,714   $ 27,896    $   1,427        $1,027,951
Net realized gain (loss)
on investments...................     102,248          3,408        (10)         23,829       (275)       6,879           136,079
Net change in unrealized
appreciation or depreciation
of investments...................   4,708,717        341,906          8       2,003,441     54,903      178,601         7,287,576
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in
net assets resulting
from operations.................    5,027,551        511,898     15,742       2,626,984     82,524      186,907        8,451,606
------------------------------------------------------------------------------------------------------------------------------------

Contract Transactions
------------------------------------------------------------------------------------------------------------------------------------

Contract purchase payments.......   3,794,832        584,353     81,641       3,321,378    122,755      326,063        8,231,022
Net transfers*...................   1,229,446        157,500    238,223         605,901    (13,926)     465,906        2,683,050
Transfers for policy loans.......    (315,444)       (17,868)   (10,292)       (354,356)    (8,919)     (19,573)        (726,452)
Policy charges...................  (1,228,453)      (220,918)   (32,357)     (1,200,990)   (52,035)     (44,302)      (2,779,055)
Contract terminations:
Surrender benefits...............    (532,822)      (102,633)   (21,712)       (494,500)   (16,005)     (13,988)      (1,181,660)
Death benefits...................     (42,827)        (2,511)   (30,660)       (146,900)      (723)          --         (223,621)
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) from
contract transactions............   2,904,732        397,923    224,843       1,730,533     31,147      714,106        6,003,284

Net assets at beginning of year..  12,169,875      2,420,473    271,996      13,422,932    471,139      128,176       28,884,591

Net assets at end of year........ $20,102,158     $3,330,294   $512,581     $17,780,449   $584,810   $1,029,189      $43,339,481

Accumulation Unit Activity
------------------------------------------------------------------------------------------------------------------------------------

Units outstanding at beginning
of year.........................    6,264,819      1,408,215    196,238       5,999,602    283,647     130,380
Contract purchase payments......    1,670,681        308,878     57,494       1,406,500     68,039     288,272
Net transfers*..................      534,034         79,609    165,152         256,018     (7,789)    406,561
Transfers for policy loans......     (139,658)        (9,737)    (7,381)       (149,809)    (5,170)    (16,732)
Policy charges..................     (539,694)      (117,478)   (22,780)       (507,431)   (28,858)    (38,369)
Contract terminations:
Surrender benefits..............     (226,906)       (53,959)   (15,145)       (207,716)    (8,585)    (10,973)
Death benefits..................      (18,090)        (1,264)   (22,006)        (60,021)      (384)         --

------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year    7,545,186      1,614,264    351,572       6,737,143    300,900     759,139
------------------------------------------------------------------------------------------------------------------------------------

*  Includes  transfer  activity from (to) other  subaccounts  and transfers from
   (to)  IDS  Life of New  York's  Fixed  account.

See accompanying notes to financial statements.

IDS Life of New York Account 8 -- Flexible Premium Survivorship
Variable Life Subaccounts


Notes to Financial Statements

1. Organization

IDS Life of New York Account 8 (the Variable Account) was established on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York) under New York law and is registered as a single unit investment trust under the Investment Company Act of 1940. Operations of the Variable Account commenced on Aug. 31, 1987.

The Variable Account is comprised of various subaccounts. The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other Subaccount or by IDS Life of New York. The assets of the Variable Account shall be available, however, to cover the liabilities of IDS Life of New York to the extent the assets of the Variable Account exceed its liabilities arising under the policies supported by it. Flexible Premium Survivorship Variable Life policy owners allocate their premium payment to one or more of the eight subaccounts. Such funds are then invested in shares of six portfolios of IDS Life Series Fund, Inc. (the Mutual Fund); or in shares of the AIM V.I. Growth and Income Fund; or in shares of the Putnam VT New Opportunities Fund.

The Mutual Fund, which commenced operations Jan. 20, 1986, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AIMVariable Insurance Funds, Inc., a Maryland cooperation, which was incorporated on Jan. 22, 1993 and Putnam Variable Trust, a Massachusetts business trust, which was organized on Sept. 24, 1987 are diversified open-end management companies. Funds allocated to Equity Subaccount
(YEQ) are  invested  in the shares of the Equity  Portfolio;  Income  Subaccount
(YIN)  invests in the shares of the Income  Portfolio;  Money Market  Subaccount
(YMM) invests in the shares of the Money Market  Portfolio;  Managed  Subaccount
(YMA)  invests in the shares of the  Managed  Portfolio;  Government  Securities
Subaccount (YGS) invests in the shares of the Government Securities Portfolio; International Equity Subaccount (YIT) invests in shares of the International Equity Portfolio; YGI Subaccount invests in shares of the AIM V.I. Growth and
Income Fund and YNO Subaccount invests in shares of the Putnam VT New Opportunities Fund.

IDS Life Insurance Company, parent company of IDSLife of New York, acts as the investment manager and American Express Financial Corporation acts as the investment advisor of the Mutual Fund. AIM Management Group Inc. acts as the investment manager for AIM V.I. Growth and Income Fund. Putnam Investments acts as the investment manager for Putman VT New Opportunities Fund. American Express Financial Advisors serves as distributor for the Flexible Premium Survivorship Variable Life policy.

2. Summary of Significant Accounting Policies

Investments in Mutual Funds

Investments in shares of the mutual fund portfolios and funds are stated at market value which is the net asset value per share as determined by the respective portfolios and funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the portfolios and funds are reinvested in additional shares of the portfolios and funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the portfolios' and funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Federal Income Taxes
IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. Mortality and Expense Risk Fee and Policy Charges

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal on an annual basis to 0.9 percent of the daily net asset value of the Variable Account. A monthly deduction is made for the cost of insurance, the policy fee and the death benefit guarantee charge for the policy month. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life of New York deducts a policy fee of $30 per month for the first 15 years. This charge reimburses IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life of New York does not anticipate that it will make any profit on this charge. IDSLife of New York reserves the right to change this charge in the future, but guarantees that it will never exceed $30 per month.

4. Optional Insurance Benefit Charge

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by rider.

5. Premium Expense Charge

IDS Life of New York deducts charges for three separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these three charges follows.

A sales charge of 7.25 percent of each premium payment will be deducted to compensate IDS Life of New York for expenses relating to the distribution of the policy, including agents' commissions, advertising, and the printing of the prospectuses and sales literature.

The policy provides that a charge of 1 percent of each premium payment will be deducted to cover the premium taxes imposed by the state of New York.

The policy provides that a charge of 1.25 percent of each premium payment will be deducted to cover the federal taxes resulting from the sale of the policy. IDS Life of New York reserves the right to change this charge in the future if applicable federal law changes.

6. Surrender Charge

There are surrender charges for full surrender in the first 15 years of the policy. They are generally level for 5 years and decreasing the next 10 years. The surrender charge is $4.00 per $1,000 of the amount used to determine the death benefit (specified amount). This surrender charge reimburses IDSLife of New York for the cost of issuing the policy. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $688,445 in 1997, $551,374 in 1996, $464,724 in 1995. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from contract surrender benefits paid by IDS Life of New York.


7. Investment Transactions

The subaccounts' purchases of portfolio and fund shares including reinvestment of dividend distributions, were as follows:

                                                                    Year ended Dec. 31,
                                                        1997               1996             1995
Subaccount     Investment

   YEQ       Equity Portfolio                    $  7,620,803       $12,711,900        $3,623,207
   YIN       Income Portfolio                       1,092,864         1,362,573           837,431
   YMM       Money Market Portfolio                 1,784,114         1,273,437           745,230
   YMA       Managed Portfolio                      6,573,036         5,602,928         3,068,323
   YGS       Government Securities Portfolio          172,859           150,485           140,020
   YIT       International Equity Portfolio         4,017,372         4,543,458           771,320
   YGI       AIM V.I. Growth and Income Fund        2,798,870           146,590*               --
   YNO       Putnam VT New Opportunities  Fund      2,378,386            81,922*               --
---------------------------------------------------------------------------------------------------------------------------
Combined Variable Account                           $26,438,304       $25,873,293        $9,185,531
---------------------------------------------------------------------------------------------------------------------------

  *Commenced operations Nov. 22, 1996.


8. Year 2000 Issue (Unaudited)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Variable Account. The Variable Account has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each system by the end of 1998 and to continue compliance efforts through 1999.

The Year 2000 readiness of unaffiliated investment managers and other third parties whose system failures could have an impact on the Variable Account's operations is currently being evaluated. The potential materiality of any such impact is not known at this time.

Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company of New York

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1997 and 1996, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



Ernst & Young LLP
Minneapolis, Minnesota
February 5, 1998

IDS LIFE INSURANCE COMPANY OF NEW YORK
--------------------------------------------------------------------------
BALANCE SHEETS                              Dec. 31, 1997    Dec. 31, 1996

ASSETS                                                (thousands)
--------------------------------------------------------------------------
Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1997, $562,979; 1996, $604,635)                 $ 535,651        $ 585,812
Available for sale, at fair value (Fair value:
1996, $582,962; 1996, $590,608)                   603,576          601,623
Mortgage loans on real estate                     178,826          160,017
Policy loans                                       23,349           20,077
Other investments                                     970            1,374
--------------------------------------------------------------------------
Total investments                               1,342,372        1,368,903
--------------------------------------------------------------------------
Accrued investment income                          20,205           21,068
Deferred policy acquisition costs                 126,614          119,183
Other assets                                        4,227            3,950
Separate account assets                         1,236,759          950,018
--------------------------------------------------------------------------
Total assets                                   $2,730,177       $2,463,122
--------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities                                  $964,483       $1,054,954
Universal life-type insurance                     147,744          142,278
Traditional life, disability income
and long-term care insurance                       50,469           45,338
Policy claims and other policyholders' funds        4,013            3,155
Deferred income taxes                              11,445            9,046
Amounts due to brokers                             29,054            3,007
Other liabilities                                  28,931           25,463
Separate account liabilities                    1,236,759          950,018
--------------------------------------------------------------------------
Total liabilities                               2,472,898        2,233,259
--------------------------------------------------------------------------
Stockholder's equity:
Capital stock, $10 par value per share;
200,000 shares authorized, issued and outstanding   2,000            2,000
Additional paid-in capital                         49,000           49,000
Net unrealized gain on investments                 13,175            6,937
Retained earnings                                 193,104          171,926
--------------------------------------------------------------------------
Total stockholder's equity                        257,279          229,863
--------------------------------------------------------------------------
Total liabilities and stockholder's equity     $2,730,177       $2,463,122
--------------------------------------------------------------------------
See accompanying notes.

-------------------------------------------------------------------------------
STATEMENTS OF INCOME
                                                     Years ended Dec. 31,
                                               1997         1996         1995
                                                         (thousands)
-------------------------------------------------------------------------------
Revenues:
Traditional life, disability income
and long-term care insurance
premiums                                     $ 12,376    $  10,931      $ 9,280
Policyholder and contractholder charges        18,319       15,832       13,216
Mortality and expense risk fees                11,312        8,574        6,213
Net investment income                         106,274      109,468      110,924
Net realized gains (losses) on investments        547       (1,424)       1,548
-------------------------------------------------------------------------------
Total revenues                                148,828      143,381      141,181
-------------------------------------------------------------------------------
Benefits and expenses:
Death and other benefits:
Traditional life, disability income
and long-term care insurance                    3,633        4,182        3,354
Universal life-type insurance
and investment contracts                        3,852        4,409        4,548
Increase in liabilities for future
policy benefits for traditional life,
disability income and
long-term care insurance                        3,979        2,324        1,958
Interest credited on universal life-type
insurance and investment contracts             62,294       65,099       68,630
Amortization of deferred policy
acquisition costs                              17,201       16,071       13,085
Other insurance and operating expenses         10,220        8,972        7,474
-------------------------------------------------------------------------------
Total benefits and expenses                   101,179      101,057       99,049
-------------------------------------------------------------------------------
Income before income taxes                     47,649       42,324       42,132
Income taxes                                   16,471       14,640       14,745
-------------------------------------------------------------------------------
Net income                                   $ 31,178     $ 27,684     $ 27,387
-------------------------------------------------------------------------------
See accompanying notes.


 STATEMENTS OF STOCKHOLDER'S EQUITY

                                Three years ended December 31, 1997
                                           (thousands)

                                        Additional  Net Unrealized
                               Capital   Paid-In     Gains (Losses) Retained
                                Stock    Capital    on Investments  Earnings     Total
---------------------------------------------------------------------------------------

Balance, December 31, 1994     $2,000   $ 49,000      $ (12,369)    $133,090   $171,721
  Net income                       --         --             --       27,387     27,387
  Change in net unrealized
   gains (losses) on investments   --         --         27,710           --     27,710
  Cash dividends                   --         --             --       (8,000)    (8,000)
  Loss on investment transfer
   to parent                       --         --             --         (235)      (235)
----------------------------------------------------------------------------------------
Balance, December 31, 1995      2,000     49,000         15,341      152,242    218,583
  Net income                       --         --             --       27,684     27,684
  Change in net unrealized
   gains (losses) on investments   --         --         (8,404)          --     (8,404)
  Cash dividends                   --         --             --       (8,000)    (8,000)
----------------------------------------------------------------------------------------
Balance, December 31, 1996      2,000     49,000          6,937      171,926    229,863
  Net income                       --         --             --       31,178     31,178
  Change in net unrealized
   gains (losses) on investments   --         --          6,238           --      6,238
  Cash dividends                   --         --             --      (10,000)   (10,000)
----------------------------------------------------------------------------------------
Balance, December 31, 1997     $2,000    $49,000       $ 13,175     $193,104   $257,279
----------------------------------------------------------------------------------------
See accompanying notes.

--------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS                               Years ended Dec. 31,
                                                 1997        1996       1995
                                                        (thousands)
--------------------------------------------------------------------------------
Cash flows from operating activities:
Net income                                    $31,178      $27,684      $27,387
Adjustments to reconcile net income to net
cash provided by operating activities:
Policy loan issuance, excluding universal
life-type insurance                            (3,073)      (2,473)      (2,093)
Policy loan repayment, excluding universal
life-type insurance                             1,897        1,571          881
Change in accrued investment income               863        1,504       (1,055)
Change in deferred policy acquisition
costs, net                                     (7,431)      (9,087)     (11,017)
Change in liabilities for future policy
benefits for traditional life, disability income
and long-term care insurance                    5,131        2,861        1,931
Change in policy claims and other
policyholders' funds                              858         (489)         427
Deferred income tax benefit                      (960)      (2,095)      (1,301)
Change in other liabilities                     3,468        4,434        2,429
(Accretion of discount)
amortization of premium, net                     (352)        (652)        (480)
Net realized (gain) loss on investments          (547)       1,424       (1,548)
Policyholder and contractholder
charges, non-cash                              (8,772)      (7,831)      (6,962)
Other, net                                       (557)      (1,781)        (508)
--------------------------------------------------------------------------------
Net cash provided by operating activities     $21,703      $15,070      $ 8,091
--------------------------------------------------------------------------------
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                   $      -- $         --    $ (37,540)
Maturities, sinking fund payments and calls    36,511       39,082       34,216
Sales                                          12,616       14,465       28,905
Fixed maturities available for sale:
Purchases                                    (101,818)     (97,370)    (133,503)
Maturities, sinking fund payments and calls    84,229       71,939       44,234
Sales                                          27,055       15,669        8,839
Other investments, excluding policy loans:
Purchases                                     (33,243)     (14,802)      (1,939)
Sales                                          14,233       12,659        5,993
Change in amounts due from broker                 995           --           --
Change in amounts due to broker                26,047       (6,993)      10,000
--------------------------------------------------------------------------------
Net cash provided by (used in) investing
activities                                     66,625       34,649      (40,795)
--------------------------------------------------------------------------------
Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                       112,732      131,011      159,431
Surrenders and death benefits                (251,259)    (236,689)    (190,695)
Interest credited to account balances          62,294       65,099       68,630
Universal life-type insurance policy loans:
Issuance                                       (4,848)      (4,490)      (4,870)
Repayment                                       2,753        3,350        2,946
Cash dividend to parent                       (10,000)      (8,000)      (8,000)
--------------------------------------------------------------------------------
Net cash (used in) provided by financing
activities                                    (88,328)     (49,719)      27,442
--------------------------------------------------------------------------------
Net (decrease) increase in cash and cash
equivalents                                        --           --       (5,262)
Cash and cash equivalents at beginning of year     --           --        5,262
--------------------------------------------------------------------------------
Cash and cash equivalents at end of year        $  --        $  --       $   --
--------------------------------------------------------------------------------
See accompanying notes.

NOTES TO FINANCIAL STATEMENTS ($ thousands)

1.    Summary of significant accounting policies
      ------------------------------------------

      Nature of business

      IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

      Basis of presentation

      The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Investments

      Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of stockholder's equity, net of deferred income taxes.

      Realized investment gains or losses are determined on an identified cost basis.

      Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

      Mortgage loans on real estate are carried at amortized cost less allowances for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

      ------------------------------------------------------

      Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

      The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

      The cost of interest rate caps is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps is included in other investments.

      Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

      When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

      Statements of cash flows

      The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

      Supplementary information to the statements of cash flows for the years ended December 31 is summarized as follows:

                                         1997        1996         1995
                                         ----        ----         ----
       Cash paid during the year for:
         Income taxes                 $17,811     $15,247      $15,026
         Interest on borrowings         1,026         777          742

      Recognition of profits on annuity contracts and insurance policies

      Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

      The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

      ------------------------------------------------------

      Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense fees are charged to the variable annuity and variable life insurance separate accounts.

      Deferred policy acquisition costs

      The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts.
      The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to accumulation values and surrender charge revenue. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

      Liabilities for future policy benefits

      Liabilities for universal life-type insurance and deferred annuities are accumulation values.

      Liabilities for fixed annuities in a benefit status are based on mortality tables with various interest rates ranging from 5% to 9.5%, depending on year of issue.

      Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

      Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

      Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on a national survey. Anticipated interest rates for claim reserves for both disability income and long-term care range from 6% to 8%.

      ------------------------------------------------------

      Reinsurance

      The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis.

      Federal income taxes

      The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

      Included in other liabilities at December 31, 1997 and 1996 are $5,026 and $5,161, respectively, payable to IDS Life for federal income taxes.

      Separate account business

      The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

      The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

      Reclassifications

      Certain 1996 and 1995 amounts have been reclassified to conform to the 1997 presentation.

2.    Investments
      -----------

      Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

      The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1997 are as follows:

                                                  Gross      Gross
                                     Amortized  Unrealized Unrealized   Fair
       Held to maturity                Cost       Gains      Losses     Value
       ----------------                ----       -----      ------     -----

       U.S. Government agency
         obligations                 $  3,690  $     253  $      --  $  3,943
       Corporate bonds and
         obligations                  476,108      27,361        444   503,025
       Mortgage-backed securities      55,853         452        294    56,011
                                      -------      ------        ---   -------
                                     $535,651     $28,066       $738  $562,979
                                      =======      ======        ===   =======

                                                   Gross      Gross
                                    Amortized   Unrealized  Unrealized   Fair
       Available for sale              Cost        Gains      Losses     Value
       ------------------              ----        -----      ------     -----

       State and municipal
        obligations                  $    104    $     10    $    --  $    114
       Corporate bonds and
       obligations                    281,555      14,272      1,635   294,192
       Mortgage-backed securities     301,303       8,253        286   309,270
                                      -------      ------      -----   -------
                                     $582,962     $22,535     $1,921  $603,576
                                      =======      ======      =====   =======


      The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1996 are as follows:

                                                   Gross      Gross
                                     Amortized  Unrealized  Unrealized   Fair
       Held to maturity                Cost        Gains      Losses     Value
       ----------------                ----        -----      ------     -----

       U.S. Government agency
        obligations                  $  4,498     $   144    $    --  $  4,642
       Corporate bonds and
        obligations                   523,807      23,060      2,964   543,903
       Mortgage-backed securities      57,507         409      1,826    56,090
                                      -------      ------      -----   -------
                                     $585,812     $23,613     $4,790  $604,635
                                      =======      ======      =====   =======

                                                  Gross       Gross
                                    Amortized   Unrealized  Unrealized   Fair
       Available for sale              Cost       Gains       Losses     Value
       ------------------           ---------   ----------  ----------   -----

       State and municipal
       obligations                   $    105     $    10    $    --  $    115
       Corporate bonds and
       obligations                    260,966       8,857      1,181   268,642
       Mortgage-backed securities     329,537       5,788      2,459   332,866
                                      -------      ------      -----   -------
                                     $590,608     $14,655     $3,640  $601,623
                                      =======      ======      =====   =======

      -----------------------

      The amortized cost and fair value of investments in fixed maturities at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized        Fair
       Held to maturity                          Cost           Value
       ----------------                        ---------        -----

       Due in one year or less                   $18,376      $ 18,593
       Due from one to five years                 84,712        89,432
       Due from five to ten years                309,104       325,967
       Due in more than ten years                 67,606        72,976
       Mortgage-backed securities                 55,853        56,011
                                                 -------       -------
                                                $535,651      $562,979
                                                 =======       =======

                                                Amortized        Fair
       Available for sale                         Cost           Value
       ------------------                       ---------        -----

       Due in one year or less                   $12,635      $ 12,747
       Due from one to five years                 39,808        42,497
       Due from five to ten years                139,686       145,567
       Due in more than ten years                 89,530        93,495
       Mortgage-backed securities                301,303       309,270
                                                 -------       -------
                                                $582,962      $603,576
                                                 =======       =======



      During the years ended December 31, 1997, 1996 and 1995, fixed maturities classified as held to maturity were sold with amortized cost of $12,737, $14,507 and $27,971, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

      Fixed maturities available for sale were sold during 1997 with proceeds of $27,055 and gross realized gains and losses of $461 and $309, respectively. Fixed maturities available for sale were sold during 1996 with proceeds of $15,669 and gross realized gains and losses of $28 and $1,541, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $8,839 and gross realized gains and losses of $nil and $74, respectively.

      At December 31, 1997, bonds carried at $259 were on deposit with the state of New York as required by law.

      -----------------------

      At December 31, 1997, investments in fixed maturities comprised
      85 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $117 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

         Rating                              1997             1996
       ---------                             ----             ----
       Aaa/AAA                           $  367,242      $  396,097
       Aa/AA                                  9,685          13,996
       Aa/A                                  13,646          10,197
       A/A                                  162,275         196,542
       A/BBB                                 81,463          62,488
       Baa/BBB                              343,519         336,706
       Baa/BB                                21,519          51,639
       Below investment grade               119,264         108,755
                                          ---------       ---------
                                         $1,118,613      $1,176,420
                                          =========       =========

      At December 31, 1997, 96 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

      At December 31, 1997, approximately 13 percent of the Company's investments were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                              December 31, 1997          December 31, 1996
                            -----------------------   -----------------------
                            On Balance  Commitments   On Balance  Commitments
       Region                  Sheet    to Purchase      Sheet    to Purchase
       ------                  -----    -----------      -----    -----------
       West North Central    $ 27,833  $       --      $ 23,191      $1,342
       East North Central      33,515          --        33,430       1,708
       South Atlantic          34,182       2,750        35,501          --
       Middle Atlantic         24,485          --        22,889          --
       Pacific                  9,873          --        12,986          --
       Mountain                32,864       6,417        15,425          --
       New England              8,624          --         8,805          --
       East South Central       8,698          --         8,825          --
       West South Central         252          --           265          --
                              -------       -----       -------       -----
                              180,326       9,167       161,317       3,050
       Less allowance for
        losses                  1,500          --         1,300          --
                              -------       -----       -------       -----
                             $178,826       $9,167     $160,017      $3,050
                              =======        =====      =======       =====

                               December 31, 1997         December 31, 1996
                            ----------------------  ------------------------
                            On Balance Commitments  On Balance   Commitments
        Property type          Sheet   to Purchase     Sheet     to Purchase
       --------------          -----   -----------     -----     -----------
       Apartments            $ 68,823     $    --    $ 70,292        $1,708
       Department/retail       54,622       6,417      48,476         1,342
       stores
       Office buildings        25,042       1,650      18,684            --
       Industrial buildings    17,975       1,100      11,956            --
       Nursing/retirement       6,035          --       6,477            --
       Medical buildings        7,577          --       5,167            --
       Hotels/motels              252          --         265            --
                              -------       -----     -------         -----
                              180,326       9,167     161,317         3,050
       Less allowance for
        losses                  1,500          --       1,300            --
                              -------       -----     -------         -----
                             $178,826      $9,167    $160,017        $3,050
                              =======       =====     =======         =====

      -----------------------

      Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

      At December 31, 1997 and 1996, the Company's recorded investment in impaired loans was $1,299 and $1,327, with allowances of $300 and $300, respectively. During 1997 and 1996, the average recorded investment in impaired loans was $1,312 and $1,628, respectively.

      The Company recognized $126 and $152 of interest income related to impaired loans for the years ended December 31, 1997 and 1996, respectively.

      The following table presents changes in the allowance for investment losses related to all loans:

                                               1997         1996        1995
                                               ----         ----        ----
       Balance, January 1                    $1,300      $   445        $445
       Provision for investment losses          200          855          --
                                              -----        -----         ---
       Balance, December 31                  $1,500       $1,300        $445
                                              =====        =====         ===

      Net investment income for the years ended December 31 is summarized as follows:

                                         1997          1996         1995
                                         ----          ----         ----
       Interest on fixed maturities   $ 92,007      $ 95,574     $ 97,092
       Interest on mortgage loans       14,228        14,171       13,888
       Other investment income           1,715         1,293        1,291
       Interest on cash equivalents         91            67          186
                                       -------       -------      -------
                                       108,041       111,105      112,457
       Less investment expenses          1,767         1,637        1,533
                                       -------       -------      -------
                                      $106,274      $109,468     $110,924
                                       =======       =======      =======

      Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

                                        1997        1996        1995
                                        ----        ----        ----
       Fixed maturities                 $844      $  (572)     $1,997
       Mortgage loans                   (200)        (855)       (487)
       Other investments                 (97)           3          38
                                        ----       ------       -----
                                        $547      $(1,424)     $1,548
                                         ===        =====       =====

      Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:
                                        1997         1996           1995
                                        ----         ----           ----
       Fixed maturities
        available for sale              9,599      (13,215)        43,726

3.    Income taxes
      ------------

      The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

      The income tax expense for the years ending December 31 consists of the following:

                                       1997         1996           1995
                                       ----         ----           ----
       Federal income taxes:
       Current                       $16,371      $15,735        $15,146
       Deferred                         (960)      (2,095)        (1,301)
                                      ------     --------       --------
                                      15,411       13,640         13,845
       State income taxes-current      1,060        1,000            900
                                      ------       ------         ------
       Income tax expense            $16,471      $14,640        $14,745
                                      ======       ======         ======


      Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:
                                        1997           1996            1995
                                  --------------  --------------  -------------
                                  Provision Rate  Provision Rate  Provision Rate
                                  --------- ----  --------- ----  --------- ----
      Federal income taxes based
        on the statutory rate      $16,677  35.0%  $14,814  35.0% $14,746  35.0%
      Increases (decreases)
        are attributable to:
          Tax-excluded interest
            and dividend income       (569) (1.2)     (458) (1.1)    (464) (1.1)
          State tax, net benefit       689   1.4       650   1.5      585   1.4
          Other, net                  (326) (0.6)     (366) (0.8)    (122) (0.3)
                                    ------  ----    ------  ----   ------  ----
      Federal income taxes         $16,471  34.6%  $14,640  34.6% $14,745  35.0%
                                    ======  ====    ======  ====   ======  ====

      A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 1997, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

      Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:
                                                    1997       1996
       Deferred income tax assets:
       Policy reserves                            $28,922    $28,809
       Other                                        5,467      4,018
                                                    -----      -----
            Total deferred income tax assets       34,389     32,827


       Deferred income tax liabilities:
       Deferred policy acquisition costs           36,594     35,302
       Investments                                  9,240      6,571
                                                   ------    -------
            Total deferred income tax
              liabilities                          45,834     41,873
                                                   ------     ------
            Net deferred income tax liabilities   $11,445     $9,046
                                                   ======      =====

      ------------------------

      The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4.    Stockholder's equity
      --------------------

      Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $115,828 and $94,007 as of December 31, 1997 and 1996, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 11 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory net income and surplus).

5.    Benefit plans
      -------------

      The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $39, $34 and $33 in 1997, 1996 and 1995, respectively.

      The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 1997, 1996 and 1995, which are calculated on the basis of commission earnings of the individual financial advisors, were $1,965, $1,474 and $1,392, respectively. Such costs are included in deferred policy acquisition costs.

      The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1997, 1996 and 1995 were $312, $248 and $231, respectively.

      The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

6.    Incentive plan and related party operating expenses
      ---------------------------------------------------

      The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 1997, 1996 and 1995 were $1,490, $1,424 and $1,720, respectively. Such costs are included in deferred policy acquisition costs.

      Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $11,589, $12,389 and $12,122 for 1997, 1996 and 1995, respectively. Certain of these costs are included in deferred policy acquisition costs.

7.    Commitments and contingencies
      -----------------------------

      At December 31, 1997 and 1996, traditional life insurance and universal life-type insurance in force aggregated $4,513,251 and $4,053,561, respectively, of which $220,798 and $203,963 were reinsured at the respective year ends.

      In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $115, $98 and $85 for the years ended December 31, 1997, 1996 and 1995, respectively. Claim recoveries under the terms of this reinsurance agreement were $963, $861 and $1,426 in 1997, 1996 and 1995, respectively.

      Premiums ceded to reinsurers other than IDS Life amounted to $1,583, $747 and $667 for the years ended December 31, 1997, 1996 and 1995, respectively. Reinsurance recovered from reinsurers other than IDS Life amounted to $1,366, $66 and $576 for the years ended
      December 31, 1997, 1996 and 1995.

      Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

      The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $303,263 and $345,943 at December 31, 1997 and 1996, respectively. The accompanying statement of income includes premiums of $nil for the years ended December 31, 1997, 1996 and 1995, and decreases in liabilities for future policy benefits of $1,889, $2,010 and $2,039 related to this agreement for the years ended December 31, 1997, 1996 and 1995, respectively.

8.    Lines of credit
      ---------------

      The Company has an available line of credit with AEFC aggregating $25,000. The line of credit is at 45 basis points over the Federal
      Funds rate.   A $20,000 line of credit with another bank expired on
      June 30, 1997 and the Company did not seek renewal. Outstanding borrowings under these agreements were $nil at December 31, 1997 and 1996.

9.    Derivative financial instruments
      --------------------------------

      The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

      --------------------------------------------

      Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate.
      The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

      Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

      Credit risk related to interest rate caps is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

      The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

      The Company's holdings of derivative financial instruments are as follows:


                             Notional    Carrying     Fair      Total Credit
       December 31, 1997      Amount      Amount      Value       Exposure
       -----------------      ------      ------      -----       --------
       Assets:
       Interest rate caps    $200,000      $ 970       $ 62          $ 62
                              =======        ===         ==            ==

       December 31, 1996
       -----------------
       Assets:
       Interest rate caps    $250,000     $1,374       $832         $832
                              =======      =====        ===          ===

      The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expire on various dates through 2000.

      Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

10.   Fair values of financial instruments
      ------------------------------------

      The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

      ------------------------------------------------


                                                1997                1996
                                         ------------------  -----------------
                                         Carrying     Fair   Carrying    Fair
       Financial Assets                   Amount      Value   Amount     Value
       ----------------                   ------      -----   ------     -----
       Investments:
       Fixed maturities (Note 2):
       Held to maturity                  $ 535,651 $ 562,979  $585,812  $604,635
       Available for sale                  603,576   603,576   601,623   601,623
       Mortgage loans on real estate       178,826   187,992   160,017   164,444
       (Note 2)
       Other:
       Derivative financial                    970        62     1,374       832
       instruments (Note 9)
       Separate accounts assets (Note 1) 1,236,759 1,236,759   950,018   950,018


       Financial Liabilities
       Future policy benefits for
         fixed annuities                   880,809   852,391   979,030   946,359
       Separate account liabilities      1,136,408 1,086,565   880,160   838,492

      At December 31, 1997 and 1996, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $78,853 and $72,252, respectively, and policy loans of $4,821 and $3,672, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1997 and 1996. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1997 and 1996.

      At December 31, 1997 and 1996, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $100,351and $69,859, respectively.

11.   Statutory insurance accounting practices
      ----------------------------------------

      Reconciliations of net income for 1997, 1996 and 1995 and stockholder's equity at December 31, 1997 and 1996, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                              1997          1996         1995
                                              ----          ----         ----
       Net income, per accompanying
          financial statements               $31,178      $27,684       $27,387
       Deferred policy acquisition costs      (7,432)      (9,087)      (11,017)
       Adjustments of future policy
          benefit liabilities                 (4,928)      (9,683)      (10,655)
       Deferred income tax benefit              (960)      (2,095)       (1,301)
       Provision for losses on                   296          877            --
       investments
       IMR gain/loss transfer and               (119)       1,010          (331)
       amortization
       Adjustment to separate account         10,267        8,863        20,769
       reserves
       Other, net                                430          116           948
                                              ------       ------        ------
       Net income, on basis of
          statutory accounting practices     $28,732      $17,685       $25,800
                                              ======       ======        ======


       Stockholder's equity, per accompanying
          financial statements              $257,279     $229,863
       Deferred policy acquisition costs    (126,614)    (119,183)
       Adjustments of future policy            9,452       13,458
       benefit

       liabilities
       Deferred income taxes                  11,445        9,046
       Asset valuation reserve               (16,698)     (19,446)
       Adjustments of separate account        53,456       43,189
       liabilities
       Adjustments of investments to
       amortized cost                        (20,613)     (11,016)
       Premiums due, deferred and advance      1,237        1,149
       Deferred revenue liability              1,941        1,342
       Allowance for losses                    1,645        1,349
       Non-admitted assets                      (552)        (634)
       Interest maintenance reserve           (1,551)      (1,432)
       Other, net                             (1,463)        (281)
                                             --------     --------
       Stockholder's equity, on basis of
       statutory accounting practices       $168,963     $147,404
                                             =======      =======

12.   Year 2000 Issue (unaudited)
      ---------------------------

      The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's business is heavily dependent upon AEFC's computer systems and has significant interactions with systems of third parties.

      A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each system by the end of 1998 and to continue compliance efforts through 1999.

      AEFC is evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on the Company's operations. The potential materiality of any such impact is not known at this time.

STATEMENT OF DIFFERENCES

Difference                         Description

1)   Prospectus date               1)   The effective date of April 29,
                                        1998 has been added to the prospectus

2)   Headings.                     2)   The headings in the prospectus
                                        are placed in a strip at the top
                                        of the page.

3)   Footnotes for charts and      3)   The footnotes for each chart or graph
     are described at the left          are typed below the description of
     margin.                            the chart or graph.

4)   Page Numbers                  4)   Page number have been inserted
                                        in the printed version.

5)   Footnote to "Rates of return  5)  "We show performance..." has been changed
     of subaccounts" table              to read "The performance we show..."

6)   "Fund expenses"               6)   In last sentence "(annualized)" has been
                                        deleted.

7)   "Transfers between the fixed  7)   "at the" has been added to 2nd sentence
     account and subaccounts"

8)   "Understanding the            8)   In paragraph beginning "The nonadvisory
     illustrations"                     expense charge...", "(annualized)" has
                                        been deleted from the last sentence.